AAM Equity Fund

                                                         PROSPECTUS

                                                        March 1, 2001


INVESTMENT OBJECTIVE:
Long-term capital appreciation




1018 Kanawha Blvd., East, Suite 309
Charleston, West Virginia 25301
(888) 905-2283







The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY.............................................................

FEES AND EXPENSES OF INVESTING IN THE FUND......................................

HOW TO BUY SHARES...............................................................

HOW TO REDEEM SHARES............................................................

DETERMINATION OF NET ASSET VALUE................................................

DIVIDENDS, DISTRIBUTIONS AND TAXES..............................................

MANAGEMENT OF THE FUND..........................................................

FINANCIAL HIGHLIGHTS............................................................

PRIVACY POLICY..................................................................

FOR MORE INFORMATION..................................................Back Cover

                                                     RISK/RETURN SUMMARY

Investment Objective

The investment objective of the AAM Equity Fund is to provide long-term capital appreciation.

Principal Strategies

The Fund invests primarily in a diversified portfolio of common stocks of U.S. companies with market capitalizations of $1 billion or more. The Fund's advisor selects stocks that it believes offer growth opportunities at a reasonable price, based on several criteria, including:

o        price-earnings ratio;
o        rate of earnings growth;
o management stability (based on information from the company's public records);
o        past financial stability;
o the company's position in its industry (based on current and projected sales); and
o        dividend record.

          As the Fund will primarily invest in dividend-paying common stocks, it is expected that the Fund will generate some current income in addition to long-term capital appreciation. Under normal circumstances, at least 65% of the total assets of the Fund will be invested in common stocks.

          The Fund may sell all or a portion of its investment in a company if the company's price-earnings ratio moves significantly above its long-term (five year) average, or if the company experiences a dramatic, negative change in its earnings, rate of growth or industry leadership position.

Principal Risks of Investing in the Fund

o Management Risk. The strategy used by the Fund's advisor may fail to produce the intended results.
o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for You?

      The Fund may be suitable for:

o Long-term investors seeking a fund with a capital appreciation investment strategy
o Investors who can tolerate the greater risks associated with common stock investments

General

          The  investment   objective  of  the  Fund  may  be  changed   without
     shareholder approval.

     From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund has Performed

          The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns since the Fund's inception. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

[CHART OMITTED]

Year-by-Year Total Return for each full calendar year since the Fund was established. 1999 13.76% 2000 1.33%

     During the period shown, the highest return for a quarter was 10.73% (4th quarter, 1999); and the lowest return was -6.63% (3rd quarter, 1999).

Average Annual Total Returns:

                                            One Year            Since Inception*
The Fund                                     -1.33%                      5.46%
S&P 500 Index                               -10.14%                      6.26%
Dow Jones Industrial Average                 -6.18%                      7.72%

*June 30, 1998

     FEES AND EXPENSES OF INVESTING IN THE FUND

     The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee..............................................................NONE
Exchange Fee................................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees............................................................1.15%
Distribution (12b-1) Fees...................................................NONE
Other Expenses ............................................................0.20%
Total Annual Fund Operating Expenses ......................................1.35%
Fee Waiver1................................................................0.20%
Net Expenses ..............................................................1.15%

          1The Fund's advisor has contractually agreed through February 28, 2002 to reimburse the Fund for the fees and expenses of the disinterested Trustees, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.15% of average daily net assets.

Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

           1 year           3 years           5 years           10 years
           $121               $377              $651             $1,436

                                                      HOW TO BUY SHARES

     The minimum initial investment in the Fund is $2,500 and minimum subsequent investments are $50. These minimums may be waived by the advisor for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

     By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and

o        a check (subject to the minimum amounts) made payable to the Fund.

      Mail the application and check to:

U.S. Mail:  AAM Equity Fund           Overnight: AAM Equity Fund
        c/o Unified Fund Services, Inc.          c/o Unified Fund Services, Inc.
        P.O. Box 6110                            431 North Pennsylvania Street
        Indianapolis, Indiana  46206-6110        Indianapolis, Indiana  46204

               By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at (888) 905-2283 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      Firstar Bank, N.A.
      ABA #0420-0001-3
      Attn: AAM Equity Fund

      Account Name _________________(write in shareholder name) For the Account # ______________(write in account number) D.D.A.#488920927

               You must mail a signed application to Firstar Bank, N.A, the Fund's custodian, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

      -your name                    -the name of your account(s)
      -your account number(s)       -a check made payable to AAM Equity Fund

     Checks should be sent to the AAM Equity Fund at the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                                                    HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:  AAM Equity Fund           Overnight: AAM Equity Fund
            c/o Unified Fund Services, Inc.      c/o Unified Fund Services, Inc.
            P.O. Box 6110                        431 North Pennsylvania Street
            Indianapolis, Indiana  46206-6110    Indianapolis, Indiana  46204

     Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (888) 905-2283. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at (888) 905-2283. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                                            DETERMINATION OF NET ASSET VALUE

          The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Fund's board of trustees.

                                             DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

     Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding. The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                                                   MANAGEMENT OF THE FUND

     Appalachian Asset Management, Inc., 1018 Kanawha Blvd., East, Suite 309, Charleston, West Virginia 25301 serves as investment advisor to the Fund. As of January 1, 2001, the advisor managed over $43 million in assets, and provides equity, balanced account and fixed income portfolios for individual, pension and profit sharing plans, endowments, foundations, municipalities, trusts and corporations. During the fiscal year ended October 31, 2000, the Fund paid the advisor a fee equal to 1.15% of its average daily net assets.

     Mr. Knox Fuqua has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in 1998. Mr. Fuqua has been President and Chief Investment Officer of the advisor since its founding in 1992. He has over fourteen years of investment experience managing equity accounts. Mr. Fuqua is a graduate of Tennessee Technological University, and began his investment career with 1st American Bank (Lee, Robinson & Steine) in Nashville, Tennessee.

     The Fund's advisor pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of
non-interested   person   trustees   and   extraordinary   expenses   (including
organizational expenses). In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the advisor. The advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                                                    FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


                                                                                   Year                 Year              Period
                                                                                   ended               ended               ended
                                                                                 October 31,         October 31,         October 31,
                                                                                   2000                 1999              1998 (a)


                                                                                ----------------------------------------------------


Selected Per Share Data

Net asset value, beginning of period                                              $ 10.99            $  9.43             $ 10.00

                                                                                ----------------------------------------------------

Income from investment operations

   Net Investment Income                                                             0.03               0.05                 0.03

   Net realized and unrealized gain (loss)                                           0.55               1.53                (0.60)
                                                                                ----------------------------------------------------
Total from investment operations                                                     0.58               1.58                (0.57)
                                                                                ----------------------------------------------------
Distribution to shareholders from:
   Net investment income                                                            (0.04)             (0.02)                0.00
   Net realized gains                                                                0.00               0.00                 0.00
                                                                                ------------------   -----------------    ----------
Total Distributions                                                                 (0.04)             (0.02)                0.00
                                                                                ------------------   -----------------    ----------
Net asset value, end of period                                                  $   11.53             $ 10.99              $ 9.43
                                                                                ====================================================

Total Return                                                                        5.28%              16.74%               (5.70)%

Ratios and Supplemental Data
Net assets, end of period (000)                                                   $5,295             $4,337                $2,852
Ratio of expenses to average net assets                                            1.15%              1.15%                 1.14%(c)
Ratio of expenses to average net assets before reimbursement                       1.35%              1.35%                 1.40%(c)
Ratio of net investment income to average net assets                               0.22%              0.43%                 0.90%(c)
Ratio of net investment income to average net assets
   before reimbursement                                                            0.02%              0.23%                 0.64%(c)
Portfolio turnover rate                                                           32.79%             27.34%                14.41%(c)
(a)  June 30, 1998 (commencement of operations) to October 31, 1998
(b)  For periods of less than a full year,  the total return is not annualized.
(c) Annualized


                                                       PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

         Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you: o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                                                    FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Fund at 888-905-2283 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-9096

                                                       AAM EQUITY FUND

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                        March 1, 2001

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of AAM Equity Fund dated March 1, 2001. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000 ("Annual Report"). A free copy of the Prospectus can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling 1-888-905-2283.

                                                  TABLE OF CONTENTS

                                                                            PAGE

DESCRIPTION OF THE TRUST AND FUND...............................................

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
 CONSIDERATIONS.................................................................

INVESTMENT LIMITATIONS..........................................................

THE INVESTMENT ADVISOR..........................................................

TRUSTEES AND OFFICERS...........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................

DETERMINATION OF SHARE PRICE....................................................

INVESTMENT PERFORMANCE..........................................................

CUSTODIAN.......................................................................

FUND SERVICES...................................................................

ACCOUNTANTS.....................................................................

DISTRIBUTOR.....................................................................

FINANCIAL STATEMENTS............................................................

DESCRIPTION OF THE TRUST AND FUND

     The AAM Equity Fund (the "Fund") was organized as a diversified series of AmeriPrime Funds (the "Trust") on June 30, 1998. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on June 30, 1998.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of
Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     As of February 5, 2001, the following persons are the record owners of five percent (5%) or more of the Fund: National Financial Services Corp., 200 Liberty Street, 5th Floor, New York, New York - 64.09%; Wilbranch & Co., P.O. 2887, Wilson, NC 27894 - 7.53%; and Davenport & Company LLC FBO William H. Carter et al., P.O. Box 85678, Richmond, VA - 6.40%.

     As of February 5, 2001, the officers and trustees as a group owned less than one percent of the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     A. Equity Securities. Equity securities consist of common stock, convertible preferred stock, convertible bonds, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. The Fund may not invest more than 5% of its net assets in either convertible preferred stocks or convertible bonds. The advisor will limit the Fund's investment in convertible securities to those rated A or better by Moody's Investors Service, Inc. or Standard & Poor's Ratings Services or, if unrated, of comparable quality in the opinion of the Advisor.

     B. American Depositary Receipts (ADRs). The Fund may invest up to 10% of its assets in ADRs. ADRs are subject to risks similar to those associated with direct investment in foreign securities. For example, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     C. Restricted and Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 5% of its net assets in illiquid securities.

     With respect to Rule 144A securities, these restricted securities are treated as exempt from the 5% limit on illiquid securities, provided that a dealer or institutional trading market in such securities exists. The Fund will not, however invest more than 5% of its net assets in Rule 144A securities. Under the supervision of the Board of Trustees of the Fund, the advisor determines the liquidity of restricted securities and, through reports from the advisor, the Board will monitor trading activity in restricted securities. If institutional trading in restricted securities were to decline, the liquidity of the Fund could be adversely affected.

     D. Real Estate Investment Trusts (REITs). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. The Fund's investments in REITs will be those characterized as equity REITs. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Risks associated with REIT investments include the fact that REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts.

     E. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by U.S. government obligations. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with Firstar Bank, N.A. (the Fund's custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the advisor (subject to review by the Board of Trustees) to be creditworthy. The advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      4.  Short Sales.  The Fund will not effect short sales of securities.

     5. Options. The Fund will not purchase or sell puts, calls, options or straddles.

     6. Illiquid Investments. The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     7. Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

THE INVESTMENT ADVISOR

     The Fund's investment advisor is Appalachian Asset Management, 1018 Kanawha Boulevard, East, Suite 309, Charleston, West Virginia 25301 (the "Advisor"). Knox Fuqua may be deemed to be a controlling person of the Advisor due to his ownership of a majority of its shares. The Advisor has provided a uniquely comprehensive and personalized package of investments and total financial consulting services to small to medium sized businesses and foundations since 1992. Prior to founding the Advisor, Mr. Fuqua was a trust investment officer at a national bank.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses (including organizational expenses). As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.15% of the average daily net assets of the Fund. For the period June 30, 1998 (commencement of operations) through October 31, 1998 and the fiscal years ended October 31, 1999 and 2000, the Fund paid advisory fees of $8,847, $43,749 and $52,693, respectively.

     The Advisor retains the right to use the name AAM in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name AAM automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

==================================== ================ ======================================================================
Name, Age and Address                Position                        Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       Managing Director of Unified Fund Services, Inc., the Fund's
1793 Kingswood Drive                 Secretary and    transfer agent, fund accountant and administrator, since October
Suite 200                            Trustee          2000.  President, Treasurer and Secretary of AmeriPrime Financial
Southlake, Texas  76092                               Services, Inc., a fund administrator, (which merged with Unified
Year of Birth:  1958                                  Fund Services, Inc.) from 1994 through October 2000.  President,
                                                      Treasurer and Secretary of AmeriPrime Financial Securities, Inc.,
                                                      the Fund's distributor, from 1994 through November 2000; President and Trustee of AmeriPrime Advisors Trust and AmeriPrime Insurance
                                                      Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
*Robert A. Chopyak                   Treasurer        Assistant  Vice-President of Financial  Administration of Unified Fund
1793 Kingswood Drive                 and Chief        Services,  Inc.,  the  Fund's  transfer  agent,  fund  accountant  and
Suite 200                            Financial        administrator,  since August  2000.  Manager of  AmeriPrime  Financial
Southlake, Texas  76092              Officer          Services,  Inc.  from  February  2000 to August  2000.  Self-employed,
Year of Birth:  1968                                  performing Y2K testing,  January 1999 to January 2000.  Vice President of Fund  Accounting,  American  Data  Services,  Inc.,  a mutual  fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Steve L. Cobb                        Trustee          President  of  Chandler  Engineering  Company,  L.L.C.,  oil  and  gas
2001 N. Indianwood Avenue                             services  company since 1997;  various  positions with Carbo Ceramics,
Broken Arrow, OK  74012                               Inc., oil field  manufacturing/supply  company, from 1984 to 1997, most
Year of Birth:  1957                                  recently Vice President of Marketing.

------------------------------------ ---------------- ----------------------------------------------------------------------
Gary E. Hippenstiel                  Trustee          Director, Vice President and Chief Investment Officer of Legacy
600 Jefferson Street                                  Trust Company since 1992; President and Director of Heritage Trust
Suite 350                                             Company from 1994-1996; Vice President and Manager of Investments of
Houston, TX  77002                                    Kanaly Trust Company from 1988 to 1992.
Year of Birth:  1947
==================================== ================ ======================================================================


      The compensation paid to the Trustees of the Trust for the Fund's fiscal year ended October 31, 2000 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

====================================== ========================== =======================================
Name                                   Aggregate                  Total Compensation
                                       Compensation               from Trust (the Trust is
                                       from Trust                 not in a Fund Complex)
-------------------------------------- -------------------------- ---------------------------------------
Kenneth D. Trumpfheller                             0                               0
-------------------------------------- -------------------------- ---------------------------------------
Steve L. Cobb                                   $19,250                        $19,250
-------------------------------------- -------------------------- ---------------------------------------
Gary E. Hippenstiel                             $19,250                        $19,250
====================================== ========================== =======================================


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Trust and another of the Advisor's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the period June 30, 1998 (commencement of operations) through October 31, 1998 and the fiscal years ended October 31, 1999 and 2000, the Fund paid brokerage commissions of $10,562, $19,595 and $9,879, respectively.

     The Trust, the Advisor and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund's Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                            P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     In addition to providing average annual total return, the Fund may also provide non-standardized quotations of total return for differing periods and may provide the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period June 30, 1998 (commencement of operations) through October 31, 2000 and for the fiscal year ended October 31, 2000, the Fund's average annual total returns were 15.80% and 5.19%, respectively.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $900 per Fund) for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the period June 30, 1998 (commencement of operations) through October 31, 1998 and for the fiscal years ended October 31, 1999 and 2000, Unified received $4,800, $8,800 and $10,700, respectively, from the Advisor on behalf of the Fund for these accounting services.

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the period June 30, 1998 (commencement of operations) through October 31, 1998 and for the fiscal years ended October 31, 1999 and 2000, Unified received $10,000, $30,000 and $30,000, respectively, from the Advisor on behalf of the Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date).

ACCOUNTANTS

     The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending October 31, 2001. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is a registered principal of, and may be deemed to be an affiliate of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in this Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the period ended October 31, 2000. The Trust will provide the Annual Report without charge by calling the Fund at 1-888-905-2283.

                                                  Carl Domino Equity Income Fund
                                                          Investor Class

                                                            PROSPECTUS

                                                           March 9, 2001

INVESTMENT OBJECTIVE:
Long term growth of
capital together with current income





580 Village Blvd., Suite 225
West Palm Beach, Florida 33409
800-506-9922



















      The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                           TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY.............................................................

FEES AND EXPENSES OF INVESTING IN THE FUND......................................

HOW TO BUY SHARES...............................................................

HOW TO REDEEM SHARES............................................................

DETERMINATION OF NET ASSET VALUE................................................

DIVIDENDS, DISTRIBUTIONS AND TAXES..............................................

MANAGEMENT OF THE FUND..........................................................

FINANCIAL HIGHLIGHTS............................................................

PRIVACY POLICY..................................................................

FOR MORE INFORMATION..................................................Back Cover

                                                          RISK/RETURN SUMMARY

Investment Objective

      The investment objective of the Carl Domino Equity Income Fund is to provide long term growth of capital together with current income.

Principal Strategies

      The Fund invests primarily in income producing securities that the Fund's adviser believes are reasonably valued by the market, based on factors such as dividend yield, management experience and a history of increasing earnings record. The adviser will particularly seek to purchase stocks of companies that, in its estimation, are out of favor due to circumstances which the adviser believes are temporary (for example, uncertainty due to anticipated regulatory changes). The adviser seeks to limit investment risk by diversifying the Fund's investments across a broad range of industries and companies, and by investing primarily in companies with market capitalizations of $1 billion or more.

      Under normal circumstances, at least 65% of the total assets of the Fund will be invested in income producing equity securities, primarily dividend-paying common stock. As a result, the adviser expects that the Fund will generate a combination of current income and long term capital appreciation.

     The Fund may sell a stock when its price reaches the adviser's target, or if its price depreciates 30%

from its cost. The Fund will also sell a position if material adverse changes in the company's fundamentals (such as a change in management philosophy or deterioration of the company's balance sheet) become apparent, or if the adviser identifies a stock that it believes offers a better investment opportunity.

Principal Risks of Investing in the Fund

o Management Risk. The strategy used by the Fund's adviser may fail to produce the intended results.

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

o Volatility risk. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for You?

The Fund may be suitable for:

o Long term investors seeking growth as well as the possibility of income o Investors who can tolerate the greater risks associated with common stock investments

General

      The investment objective of the Fund may be changed without shareholder approval.

      From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund has Performed

      The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

[CHART OMITTED]

Year-by-Year Total Return for each full calendar year since the Fund was established

        1996    24.35%
        1997    35.34%
        1998    -2.66%
        1999     0.72%
        2000     7.32%

      During the period shown, the highest return for a quarter was 15.54% (4th quarter, 1998); and the lowest return was -16.23 % (3rd quarter, 1998).

Average Annual Total Returns:

                                            One Year            Since Inception*
                                            --------            ---------------
Carl Domino Equity Income Fund              7.32%                     12.53%
S&P 500 Index                               -10.14%                   16.50%

*December 1, 1995

FEES AND EXPENSES OF INVESTING IN THE FUND

      The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee..............................................................NONE
Exchange Fee................................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees............................................................1.50%
Distribution (12b-1) Fees...................................................NONE
Other Expenses ............................................................0.05%
Total Annual Fund Operating Expenses ......................................1.55%
Expense Reimbursement1.....................................................0.05%
Net Expenses (after expense reimbursement) ................................1.50%

1The Fund's advisor has contractually agreed through February 28, 2002 to reimburse the Fund for the fees and expenses of the disinterested Trustees, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.50% of average daily net assets.

Example:

      The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                           1 year           3 years         5 years     10 years
                           ------           --------        -------     --------
                           $158             $489             $843         $1,841

                                                           HOW TO BUY SHARES

      The minimum initial investment in the Fund is $2,000 and minimum subsequent investments are $100 ($50 for individual retirement accounts ("IRAs")). If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

      By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and o a check (subject to the minimum amounts) made payable to the Fund.

      Mail the application and check to:

U.S. Mail:        Carl Domino Equity Income Fund     Overnight:        Carl Domino Equity Income Fund
                  c/o Unified Fund Services, Inc.                      c/o Unified Fund Services, Inc.
                  P.O. Box 6110                                        431 North Pennsylvania Street
                  Indianapolis, Indiana 46206-6110                     Indianapolis, Indiana 46204

      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at 800-506-9922 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      Firstar Bank, N.A.
      ABA #0420-0001-3
      Attn: Carl Domino Equity Income Fund

      Account Name _________________(write in shareholder name) For the Account # ______________(write in account number) D.D.A.#483889747

      You must mail a signed application to Firstar Bank, N.A, the Fund's custodian, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

      You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

      -your name                    -the name of your account(s)
      -your account number(s)       -a check made payable to Carl Domino Equity
                                     Income Fund


Checks should be sent to the Carl Domino Equity Income Fund at the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

      You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

Tax Sheltered Retirement Plans

      Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

      The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                                                         HOW TO REDEEM SHARES

      You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

      By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:        Carl Domino Equity Income Fund     Overnight:        Carl Domino Equity Income Fund
                  c/o Unified Fund Services, Inc.                      c/o Unified Fund Services, Inc.
                  P.O. Box 6110                                        431 North Pennsylvania Street
                  Indianapolis, Indiana  46206-6110                    Indianapolis, Indiana  46204

     Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (800) 506-9922. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

      The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

      Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at 800-506-9922. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

      Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                                                DETERMINATION OF NET ASSET VALUE

      The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

      The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's adviser at their fair value, according to procedures approved by the Fund's board of trustees.

      Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES

      Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

      Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

      Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

      The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                                                         MANAGEMENT OF THE FUND

      Northern Trust Investments, Inc., operating through its division, Northern Trust Value Investors ("NT Value"), 580 Village Blvd., Suite 225, West Palm Beach, Florida 33409 serves as investment adviser to the Fund. NT Value provides equity, balanced and fixed income portfolio management services to a select group of corporations, institutions, foundations, trusts and high net worth individuals and, as of January 1, 2001, managed over $1.2 billion in assets. During the fiscal year ended October 31, 2000, the Fund paid Domino LP (the former investment adviser to the Fund now operating as NT Value) a fee equal to 1.50% of its average daily net assets.

     Carl Domino has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception in 1995. A graduate of Florida State University in 1966 with a BS degree in accounting (Cum Laude), he received an MBA from Harvard Business School in 1972 and joined a national money management firm. During his 12 year association with Delaware Investment Advisers he was Chairman of the Investment Strategy Committee for seven years and personally managed over $1 billion. Mr. Domino has been the managing partner of the adviser since its founding in 1987. As of January 1, 2000, Mr. Domino personally manages over $300 million in equity accounts, in addition to overseeing ten investment professionals.

      The adviser pays all of the operating expenses of the Fund (including organizational expenses) except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser. The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                                                         FINANCIAL HIGHLIGHTS

      The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.


                                                                                                                Period
                                                                                                                 ended

                                              Years ended October 31,                                         October 31,
                                          -----------------------------------------------------------------
                                          -----------------------------------------------------------------
                                               2000             1999            1998             1997          1996 (a)
                                          ---------------- --------------- ---------------- --------------- ----------------
                                          ---------------- --------------- ---------------- --------------- ----------------
Selected Per Share Data

Net asset value, beginning of period               $16.12          $14.68           $16.15          $12.03           $10.00

                                          ---------------- --------------- ---------------- --------------- ----------------
                                          ---------------- --------------- ---------------- --------------- ----------------
Income from investment operations:

  Net investment income                              0.22            0.23             0.21            0.19             0.16
  Net realized and unrealized gain                 (0.58)            1.38           (0.60)            4.15             1.87
(loss)
                                          ---------------- --------------- ---------------- --------------- ----------------
                                          ---------------- --------------- ---------------- --------------- ----------------
Total from investment operations                   (0.36)            1.61           (0.39)            4.34             2.03
                                          ---------------- --------------- ---------------- --------------- ----------------
                                          ---------------- --------------- ---------------- --------------- ----------------
Less distributions:
  From net investment income                       (0.24)          (0.17)           (0.14)          (0.22)             0.00
  From net realized gain                                             0.00           (0.94)            0.00             0.00
                                                   (1.49)

                                          ---------------- --------------- ---------------- --------------- ----------------
                                          ---------------- --------------- ---------------- --------------- ----------------
Total distributions                                (1.73)          (0.17)           (1.08)          (0.22)             0.00
                                          ---------------- --------------- ---------------- --------------- ----------------
                                          ---------------- --------------- ---------------- --------------- ----------------
Net asset value, end of period                     $14.03          $16.12           $14.68          $16.15           $12.03

                                          ================ =============== ================ =============== ================
                                          ================ =============== ================ =============== ================

Total Return                                      (1.84)%          11.52%          (3.17)%          36.58%           20.30% (b)

Ratios and Supplemental Data

Net assets, end of period (000)                    $3,720          $7,679           $7,338          $3,750           $1,122
Ratio of expenses to average net assets             1.50%           1.50%            1.50%           1.50%            1.51% (c)
Ratio of expenses to average net assets
   before reimbursement                             1.55%           1.52%            1.53%           1.55%            1.73% (c)
Ratio of net investment income to
   average net assets                               1.57%           1.43%            1.37%           1.28%            1.57% (c)
Ratio of net investment income to
   average net assets before                        1.52%           1.41%            1.33%           1.22%            1.35% (c)
Portfolio turnover rate                            26.10%          69.92%           75.95%          52.49%           62.51% (c)

(a) December 1, 1995 (commencement of operations) to October 31, 1996 (b) For periods of less than a full year, the total return is not annualized.

(c)  Annualized

                                                            PRIVACY POLICY

      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o Information about your  transactions with the Fund, its affiliates,  or others
(such  as  your  account  number  and  balance,   payment  history,  parties  to
transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                                                         FOR MORE INFORMATION

      Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

      Call the Fund at 800-506-9922 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

      You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-9096

                                          CARL DOMINO EQUITY INCOME FUND

                                        STATEMENT OF ADDITIONAL INFORMATION

                                                   March 9, 2001

      This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Investor Class Prospectus of Carl Domino Equity Income Fund dated March 9, 2001. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000 ("Annual Report"). A free copy of the Prospectus can be obtained by writing the transfer agent at 431 N. Pennsylvania Street, Indianapolis, IN 46204, or by calling 800-506-9922.

TABLE OF CONTENTS                                                           PAGE

DESCRIPTION OF THE TRUST AND FUND...............................................

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS..................................................................

INVESTMENT LIMITATIONS..........................................................

THE INVESTMENT ADVISER..........................................................

TRUSTEES AND OFFICERS...........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................

DETERMINATION OF SHARE PRICE....................................................

INVESTMENT PERFORMANCE..........................................................

CUSTODIAN.......................................................................

FUND SERVICES...................................................................

ACCOUNTANTS.....................................................................

DISTRIBUTOR.....................................................................

FINANCIAL STATEMENTS............................................................

DESCRIPTION OF THE TRUST AND FUND

      Carl Domino Equity Income Fund (the "Fund") was organized as a diversified series of AmeriPrime Funds (the "Trust") on August 8, 1995. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on December 1, 1995. The shares of the Fund are designated "Investor Class." No other class of shares is outstanding.

      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

      As of March 6, 2001, the following persons may be deemed to beneficially own or hold of record five percent (5%) or more of the Fund: Carl J. Domino IRA, 108 Toteka Circle, Jupiter, Florida 33458 - 23.06%; Charles Schwab & Co., 101 Montgomery Street, San Francisco, California 94104 - 11.46%; Carl J. Domino, IRA Rollover, 108 Toteka Circle, Jupiter, Florida 33458 - 11.41%; Joint Apprenticeship & Training COM, 1000 Oklawaha Street, West Palm Beach, Florida - 5.86%; and Asbestos Workers Local #48, 374 Maynard Terrace SE, Suite 232, Atlanta, Georgia 30316 - 5.62%.

      As of March 6, 2001, Carl J. Domino may be deemed to control the Fund as a result of his beneficial ownership of the shares of the Fund. As the controlling shareholder, he would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's adviser.

     As of March 6, 2001, the officers and trustees as a group owned less than one percent of the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

      A. Equity Securities. Equity securities include common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its net assets at the time of purchase in each of the following: rights, warrants or convertible preferred stocks.

      B. Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government ("U.S. Government Obligations") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the adviser to be creditworthy. The adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 5% of its net assets in repurchase agreements.

      C. Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. The Fund will not invest more than 5% of its net assets in illiquid securities.

      D. Other Investment Companies. The Fund is permitted to invest up to 5% of its net assets in other investment companies at any time. The Fund will not purchase more than 3% of the outstanding voting stock of any investment company. If the Fund acquires securities of another investment company, the shareholders of the Fund will be subject to duplicative management fees.

      E. Foreign Securities. The Fund may invest in foreign equity securities including common stock, preferred stock and common stock equivalents issued by foreign companies and foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

      The Fund may invest in foreign equity securities by purchasing of American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments. The Fund will not invest more than 5% of its net assets at the time of purchase in foreign securities which are not ADRs.

      Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

      Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

      F. When Issued Securities and Forward Commitments. The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date, but investment in such securities may not exceed 5% of the Fund's net assets. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if they hold, and maintain until the settlement date in a separate account at the Fund's custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the adviser deems it appropriate to do so.

      G. Fixed Income Securities. The Fund may invest in fixed income securities. Fixed income securities include corporate debt securities, U.S. government securities, mortgage-related securities and participation interests in such securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

     Corporate debt securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Fund will only invest in corporate debt securities rated A or higher by Standard & Poor's Ratings Group or Moody's Investors Services, Inc.

     U.S. Government Obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association ("FNMA") are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

      Mortgage-related securities include securities representing interests in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations, such as dealers. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities.

      Other types of securities representing interests in a pool of mortgage loans are known as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs and REMICs are debt instruments collateralized by pools of mortgage loans or other mortgage-backed securities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-related securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

     H. Financial Services Industry Obligations. The Fund may invest up to 5% of its net assets in each of the following obligations of the financial services industry:

         (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

         (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     I. Option Transactions. The Fund may engage in option transactions involving individual securities and market indices, provided the Fund's investment does not exceed 5% of its net assets, including premiums and potential settlement obligations. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option); will segregate with the custodian high quality liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government Obligations or to deposit liquid high quality debt obligations in a separate account with the custodian.

      The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to an indeterminate liability. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

      J. STRIPS. The Fund may invest up to 5% of its net assets in STRIPs (Separate Trading of Registered Interest and Principal of Securities). The Federal Reserve creates STRIPS by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP's purchase price and its face value.

      K. Loans of Portfolio Securities. The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the adviser in response to requests of broker-dealers or institutional investors which the adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. Government Obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

INVESTMENT LIMITATIONS

      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

      1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

      i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     ii. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

      iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      iv.  Short Sales.  The Fund will not effect short sales of securities.

     v. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

     vi. Repurchase Agreements. The Fund will not invest more than 5% of its net assets in repurchase agreements.

     vii. Illiquid Investments. The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

      Northern Trust Investments, Inc. ("NTI"), operating through its division, Northern Trust Value Investors ("NTVI"), 580 Village Blvd., Suite 225, West Palm Beach, Florida 33409 serves as investment adviser to the Fund (the "Adviser"). On May 1, 2000, NTI acquired substantially all of the assets of Carl Domino Associates, L.P. ("Domino LP"), the Fund's former investment adviser, and converted Domino LP into NTVI.

      Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. For the fiscal years ended October 31, 1998, 1999 and 2000, the Fund paid advisory fees of $85,109, $116,771 and $90,769, respectively.

      The Adviser retains the right to use the names "Northern Trust Quantitative Advisors, Inc.," "Northern Trust" and "Carl Domino" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the names "Northern Trust Quantitative Advisors, Inc.," "Northern Trust" and "Carl Domino" automatically ceases thirty days after termination of the Agreement and may be withdrawn by the Adviser on thirty days written notice.

      The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

==================================== ================ ======================================================================
Name, Age and Address                Position                        Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       Managing Director of Unified Fund Services, Inc., the Fund's
1793 Kingswood Drive                 Secretary and    transfer agent, fund accountant and administrator, since October
Suite 200                            Trustee          2000.  President, Treasurer and Secretary of AmeriPrime Financial
Southlake, Texas  76092                               Services, Inc., a fund administrator, (which merged with Unified
Year of Birth:  1958                                  Fund Services, Inc.) from 1994 through October 2000.  President,
                                                      Treasurer and Secretary of AmeriPrime Financial Securities, Inc.,
                                                      the Fund's distributor, from 1994 through November 2000; President and Trustee of AmeriPrime Advisors Trust and AmeriPrime Insurance
                                                      Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
*Robert A. Chopyak                   Treasurer        Assistant  Vice-President of Financial  Administration of Unified Fund
1793 Kingswood Drive                 and Chief        Services,  Inc.,  the  Fund's  transfer  agent,  fund  accountant  and
Suite 200                            Financial        administrator,  since August  2000.  Manager of  AmeriPrime  Financial
Southlake, Texas  76092              Officer          Services,  Inc.  from  February  2000 to August  2000.  Self-employed,
Year of Birth:  1968                                  performing Y2K testing,  January 1999 to January 2000.  Vice President of Fund  Accounting,  American  Data  Services,  Inc.,  a mutual  fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Steve L. Cobb                        Trustee          President  of  Chandler  Engineering  Company,  L.L.C.,  oil  and  gas
2001 N. Indianwood Avenue                             services  company since 1997;  various  positions with Carbo Ceramics,
Broken Arrow, OK  74012                               Inc., oil field  manufacturing/supply  company, from 1984 to 1997, most
Year of Birth:  1957                                  recently Vice President of Marketing.
------------------------------------ ---------------- ----------------------------------------------------------------------
Gary E. Hippenstiel                  Trustee          Director, Vice President and Chief Investment Officer of Legacy
600 Jefferson Street                                  Trust Company since 1992; President and Director of Heritage Trust
Suite 350                                             Company from 1994-1996; Vice President and Manager of Investments of
Houston, TX  77002                                    Kanaly Trust Company from 1988 to 1992.
Year of Birth:  1947
==================================== ================ ======================================================================


      The compensation paid to the Trustees of the Trust for the Fund's fiscal year ended October 31, 2000 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

================================== ========================== ==========================================
              Name                         Aggregate                     Total Compensation
                                         Compensation                 from Trust (the Trust is

                                          from Trust                   not in a Fund Complex)
---------------------------------- -------------------------- ------------------------------------------
Kenneth D. Trumpfheller                        0                                  0
---------------------------------- -------------------------- ------------------------------------------
Steve L. Cobb                               $19,250                            $19,250
---------------------------------- -------------------------- ------------------------------------------
Gary E. Hippenstiel                         $19,250                            $19,250
================================== ========================== ==========================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund directed to brokers $4,010,248 of brokerage transactions (on which commissions were $8,589) during the fiscal year ended October 31, 2000.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the fiscal years ended October 31, 1998, 1999 and 2000, the Fund paid brokerage commissions of $15,264, $17,492 and $13,979, respectively.

      The Trust, the Adviser and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

      The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

      Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Fund's adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV               = ending  redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

      The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period November 6, 1995 (commencement of operations) to October 31, 2000, and for the fiscal year ended October 31, 2000, the Fund's average annual total returns were 74.54 % and -1.63%, respectively.

      From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

      In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

      Firstar, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Adviser of $1.20 per shareholder (subject to a minimum monthly fee of $900 per Fund) for these transfer agency services.

      In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Adviser equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). Unified began providing fund accounting services to the Fund on November 1, 1998. For the fiscal years ended October 31, 1999 and 2000, Unified received $13,711 and $13,100, respectively, from the Adviser on behalf of the Fund for these accounting services.

      Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Adviser equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal years ended October 31, 1998, 1999 and 2000, Unified received $30,000, $30,000 and $30,000, respectively, from the Adviser on behalf of the Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date).

ACCOUNTANTS

      The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145 has been selected as independent public accountants for the Fund for the fiscal year ending October 31, 2001. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

      Unified  Financial  Securities,   Inc.,  431  North  Pennsylvania  Street,
Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is a registered principal of, and may be deemed to be an affiliate of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

      The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 2000. The Trust will provide the Annual Report without charge by calling the Fund at 800-506-9922.

                                         Carl Domino Global Equity Income Fund

                                                        PROSPECTUS

                                                       March 1, 2001


INVESTMENT OBJECTIVE:
Provide long term growth of capital
together with current income




580 Village Blvd., Suite 225
West Palm Beach, Florida 33409
800-506-9922






























     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                           TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY.............................................................

FEES AND EXPENSES OF INVESTING IN THE FUND......................................

HOW TO BUY SHARES...............................................................

HOW TO REDEEM SHARES............................................................

DETERMINATION OF NET ASSET VALUE................................................

DIVIDENDS, DISTRIBUTIONS AND TAXES..............................................

MANAGEMENT OF THE FUND..........................................................

FINANCIAL HIGHLIGHTS............................................................

PRIVACY POLICY..................................................................

FOR MORE INFORMATION..................................................BACK COVER

                                                          RISK/RETURN SUMMARY

Investment Objective

     The investment objective of the Carl Domino Global Equity Income Fund is to provide long term growth of capital together with current income.

Principal Strategies

     The Fund invests primarily in income producing equity securities, primarily dividend paying common stock, of large companies (those with market capitalizations in excess of $7 billion) located in developed countries. There are no limitations on the countries in which the Fund may invest, and under normal market conditions, the Fund intends to invest a majority of the portfolio in foreign securities. The Fund's adviser believes that foreign markets provide opportunities to participate in growth taking place outside the U.S. and offers positive performance over the long term and diversification of an investor's portfolio.

     Under normal circumstances, at least 65% of the Fund's total assets will be invested in income producing equity securities of U.S. and foreign companies. The Fund intends to allocate investments among at least three countries at all times, one of which may be the U.S. The Fund invests in foreign securities primarily through the purchase of American Depositary Receipts ("ADRs"). An ADR is a certificate evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. ADRs are alternatives to the direct purchase of the underlying securities in their national markets and currencies. Many of the U.S. companies in which the Fund invests will derive a significant portion of their income from non-U.S. operations.

     The adviser utilizes a disciplined investment approach for selecting stocks for the Fund. The first step of this process involves analyzing the pool of dividend-paying ADRs and U.S. common stock, primarily from the world's more mature markets, such as Japan, Western Europe and the U.S. Next, the adviser targets stocks that have high relative yields compared to the average for their markets. The adviser then performs fundamental analysis, placing emphasis on the underlying financial values of the prospective companies. Finally, the adviser seeks to identify a catalyst which the adviser believes will fuel the eventual market realization of those values. Examples of a catalyst include new products or services, restructuring of the company, or new management.

     The Fund may sell a stock when its price reaches the adviser's target, or if its price depreciates 30% from its cost. The Fund will also sell a position if material adverse changes in the company's fundamentals (such as a change in management philosophy or deterioration of the company's balance sheet) become apparent, or if the adviser identifies a stock that it believes offers a better investment opportunity.

Principal Risks of Investing in the Fund

o Foreign Risk. To the extent the Fund invests in foreign securities, the Fund could be subject to greater risks because the Fund's performance may depend on issues other than the performance of a particular company. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. If an ADR is issued by a bank unaffiliated with the foreign company issuer of the underlying security, the bank has no obligation to disclose material information about the foreign company issuer.

o Management Risk. The strategy used by the Fund's adviser may fail to produce the intended results.

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as global economic growth and market conditions, interest rate levels, and political events affect the securities markets and could cause the Fund's share price to fall.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for You?

      The Fund may be suitable for:

o Long  term  investors  seeking  a fund  with a growth  investment  strategy

o Investors who can tolerate greater risks associated with common stock investments

o Investors looking to diversify into foreign securities General The investment objective of the Fund may be changed without shareholder approval.

      From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements, or the Fund may have more than 50% of its assets invested in U.S. companies. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund has Performed

     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns since the Fund's inception. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

                           [OBJECT OMITTED]

Year-by-Year Total Return for each full calendar year since the Fund was established.

        1999    23.52%
        2000    -3.29%

     During the period shown, the highest return for a quarter was 12.50% (1st quarter, 1999); and the lowest return was -7.24% (3rd quarter, 1999).

Average Annual Total Returns:

                                   One Year      Since Inception*
The Fund                           -3.29%             9.27%
MSCI World Index                  -14.01%             3.05%
S&P 500 Index                     -10.14%             3.63%

*December 31, 1998

                                      FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee..............................................................NONE
Exchange Fee................................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees............................................................1.50%
Distribution (12b-1) Fees...................................................NONE
Other Expenses ............................................................0.09%
Total Annual Fund Operating Expenses ......................................1.59%
Expense Reimbursement1.....................................................0.09%
Net Expenses (after expense reimbursement) ................................1.50%

     1The Fund's advisor has contractually agreed through February 28, 2002 to reimburse the Fund for the fees and expenses of the disinterested Trustees, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.50% of average daily net assets.

Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                  .........1 year           3 years  5 years           10 years
                  .........$158             $489      $843              $1841

                                                           HOW TO BUY SHARES

     The minimum initial investment in the Fund is $2,000 and minimum subsequent investments are $100 ($50 for individual retirement accounts ("IRAs")). If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker/dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

      By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and o a check (subject to the minimum amounts) made payable to the Fund.

      Mail the application and check to:

      U.S. Mail:                                 Overnight:
      Carl Domino Global Equity                  Carl Domino Global Equity
      Income Fund                                Income Fund
      c/o Unified Fund Services, Inc.            c/o Unified Fund Services, Inc.
      P.O. Box 6110                              431 North Pennsylvania Street
      Indianapolis, Indiana  46206-6110          Indianapolis, Indiana  46204

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at 800-506-9922 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      Firstar Bank, N.A.
      ABA #0420-0001-3
      Attn:  Carl Domino Global Equity Income Fund
      Account Name _________________(write in shareholder name)
      For the Account # ______________(write in account number)
      D.D.A.#483889747

     You must mail a signed application to Firstar Bank, N.A, the Fund's custodian, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

      -your name                    -the name of your account(s)
      -your account number(s)       -a check made payable to Carl Domino Global
                                     Equity Income Fund

Checks should be sent to the Carl Domino Global Equity Income Fund at the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including:
IRAs; simplified employee pensions ("SEPs"); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                                                         HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

      By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

      U.S. Mail:                                 Overnight:
      Carl Domino Global Equity                  Carl Domino Global Equity
      Income Fund                                Income Fund
      c/o Unified Fund Services, Inc.            c/o Unified Fund Services, Inc.
      P.O. Box 6110                              431 North Pennsylvania Street
      Indianapolis, Indiana  46206-6110          Indianapolis, Indiana  46204

     Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at 800-506-9922. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at 800-506-9922. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                                                DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's adviser at their fair value, according to procedures approved by the Fund's board of trustees. The Fund may own securities that are traded primarily on foreign exchanges that trade on weekends or other days the Fund does not price its shares. As a result, the NAV of the Fund may change on days when you will not be able to purchase or redeem your shares of the Fund.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                                            DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

     Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                                                      MANAGEMENT OF THE FUND

     Northern Trust Investments, Inc., operating through its division, Northern Trust Value Investors ("NT Value"), 580 Village Blvd., Suite 225, West Palm Beach, Florida 33409 serves as investment adviser to the Fund. NT Value provides equity, balanced and fixed income portfolio management services to a select group of corporations, institutions, foundations, trusts and high net worth individuals and, as of January 1, 2001, managed over $1.2 billion in assets. During the fiscal year ended October 31, 2000, the Fund paid Domino LP (the former investment adviser to the Fund now operating as NT Value) a fee equal to 1.50% of its average daily net assets.

     The adviser pays all of the operating expenses of the Fund (including organizational expenses) except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser. The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

     Bruce Honig is primarily responsible for the day to day management of the Fund's portfolio. Mr. Honig graduated from Washington & Lee University with a B.A. in Economics in 1982. His career has encompassed investment real estate analysis and real estate development as President of a commercial real estate development firm. Prior to joining Carl Domino Associates, L.P. (the former adviser) in 1997, he was Director of Marketing for Weiss Money Management from August 1996 to October 1997, and a financial adviser with John Hancock Financial Services from June 1993 to August 1996. In addition to other community involvements, Mr. Honig is the Vice-Chairman of the Board of Directors for the South Florida Science Museum.

                                                         FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                                                 Year ended              Period ended
                                                                                 October 31, 2000        October 31,(a)
                                                                                                             1999

                                                                                ----------------------------------------
Selected Per Share Data

Net asset value, beginning of period                                                 $  11.68                 $   10.00
                                                                                --------------         -----------------
Income from investment operations
  Net investment income                                                                  0.10                      0.14
  Net realized and unrealized gain                                                       0.30                      1.54
                                                                                --------------         -----------------
                                                                                --------------         -----------------
Total from investment operations                                                         0.40                      1.68
                                                                                --------------         -----------------
Distributions to shareholders

  From net investment income                                                           (0.14)                      0.00
  From net realized gain                                                                 0.00                      0.00
                                                                                --------------         -----------------
Total distributions                                                                    (0.14)                      0.00
                                                                                --------------         -----------------

Net asset value, end of period                                                       $  11.94                 $   11.68
                                                                                ==============         =================

Total Return                                                                            3.42%                    16.80% (b)

Ratios and Supplemental Data

Net assets, end of period (000)                                                        $1,103                    $1,325
Ratio of expenses to average net assets                                                 1.50%                     1.50% (c)
Ratio of expenses to average net assets
   before reimbursement                                                                 1.59%                     1.55% (c)
Ratio of net investment income to
   average net assets                                                                   0.83%                     1.42% (c)
Ratio of net investment income to
   average net assets before reimbursement                                              0.74%                     1.37% (c)
Portfolio turnover rate                                                                11.65%                    28.34% (c)

(a) December 31, 1998 (commencement of operations) to October 31, 1999 (b) For periods of less than a full year, total returns are not annualized (c)
Annualized

                                                            PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

         Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you: o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

         Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

         Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                                                         FOR MORE INFORMATION

      Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

      Call the Funds at 800-506-9922 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-9096

                                       CARL DOMINO GLOBAL EQUITY INCOME FUND

                                        STATEMENT OF ADDITIONAL INFORMATION

                                                   March 1, 2001

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Carl Domino Global Equity Income Fund dated March 1, 2000. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000 ("Annual Report"). A free copy of the Prospectus can be obtained by writing the transfer agent at 431 N. Pennsylvania Street, Indianapolis, IN 46204, or by calling 800-506-9922.

TABLE OF CONTENTS                                                           PAGE

DESCRIPTION OF THE TRUST AND FUND...............................................

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS...........

INVESTMENT LIMITATIONS..........................................................

THE INVESTMENT ADVISER..........................................................

TRUSTEES AND OFFICERS...........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................

DETERMINATION OF SHARE PRICE....................................................

INVESTMENT PERFORMANCE..........................................................

CUSTODIAN.......................................................................

FUND SERVICES...................................................................

ACCOUNTANTS.....................................................................

DISTRIBUTOR.....................................................................

FINANCIAL STATEMENTS............................................................

DESCRIPTION OF THE TRUST AND FUND

     Carl Domino Global Equity Income Fund (the "Fund") was organized as a diversified series of AmeriPrime Funds (the "Trust") on October 28, 1998. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on December 31, 1998.

     The Fund does not issue share certification. All shares are held in non-certificate form registered on the books of the Fund and the Funds transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of
Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     As of February 16, 2001, the following persons may be deemed to beneficially own or hold of record five percent (5%) or more of the Fund: Domino IRA, C., 108 Toteka Circle, Jupiter, Florida 33458-7729, 78.53%; Carl Domino Inc., 580 Village Blvd., Suite 225, West Palm Beach, Florida 33409, 11.42%; and Carl J. Domino, 580 Village Blvd., Suite 225, West Palm Beach, Florida 33409, 6.90%..

     As of February 16, 2001, Carl J. Domino may be deemed to control the Fund as a result of his beneficial ownership of the shares of the Fund. As the controlling shareholder, he would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's adviser.

     As of February 16, 2001, the officers and trustees as a group owned less than one percent of the Fund.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     A. Equity Securities. Equity securities include common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

     B. Foreign Securities. The Fund may invest in foreign equity securities including common stock, preferred stock and common stock equivalents issued by foreign companies, foreign fixed income securities, and American Depositary
Receipts ("ADRs"). Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets). ADRs are certificates evidencing ownership of shares of a foreign-based issue held in trust by a bank or similar financial institution. They are alternatives to the direct purchase of the underlying securities in the national markets and currencies.

     Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

     Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     The Fund intends to diversify investments among several different countries, primarily the developed countries of the world included in the Morgan Stanley Capital International Index (MSCI Index), but may invest in "emerging markets."

     C. Fixed Income Securities. The Fund may invest in U.S. and foreign fixed income securities. Fixed income securities include corporate debt securities, U.S. and foreign government securities, mortgage-related securities and participation interests in such securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

     Corporate Debt Securities are long and short term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Fund will only invest in corporate debt securities rated A or higher by Standard & Poor's Corporation or Moody's Investors Services, Inc.

     U.S. Government Obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association ("FNMA") are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

     Mortgage-Related Securities include securities representing interests in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations, such as dealers. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities.

     Other types of securities representing interests in a pool of mortgage loans are known as collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). CMOs and REMICs are debt instruments collateralized by pools of mortgage loans or other mortgage-backed securities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, a Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment). In addition, prepayments of such securities held by a Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-related securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by a Fund at lower rates of return.

     Foreign Fixed Income Securities include corporate debt obligation issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

     Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multi-national currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     ii. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

     iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      iv.  Short Sales.  The Fund will not effect short sales of securities.

     v. Options. The Fund will not purchase or sell puts, calls, options or straddles.

THE INVESTMENT ADVISER

     Northern Trust Investments, Inc. ("NTI"), operating through its division, Northern Trust Value Investors ("NTVI"), 580 Village Blvd., Suite 225, West Palm Beach, Florida 33409 serves as investment adviser to the Fund (the "Adviser"). On May 1, 2000, NTI acquired substantially all of the assets of Carl Domino Associates, L.P. ("Domino LP"), the Fund's former investment adviser, and converted Domino LP into NTVI.

     Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. For the period December 31, 1998, (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 2000, the Fund paid advisory fees of $15,629 and $18,948, respectively.

     The Adviser retains the right to use the names "Northern Trust Quantitative Advisors, Inc.," "Northern Trust" and "Carl Domino" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the names "Northern Trust Quantitative Advisors, Inc.," "Northern Trust" and "Carl Domino" automatically ceases thirty days after termination of the Agreement and may be withdrawn by the Adviser on thirty days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

==================================== ================ ======================================================================
Name, Age and Address                Position                        Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       Managing Director of Unified Fund Services, Inc., the Fund's
1793 Kingswood Drive                 Secretary and    transfer agent, fund accountant and administrator, since October
Suite 200                            Trustee          2000.  President, Treasurer and Secretary of AmeriPrime Financial
Southlake, Texas  76092                               Services, Inc., a fund administrator, (which merged with Unified
Year of Birth:  1958                                  Fund Services, Inc.) from 1994 through October 2000.  President,
                                                      Treasurer and Secretary of AmeriPrime Financial Securities, Inc.,
                                                      the Fund's distributor, from 1994 through November 2000; President and Trustee of AmeriPrime Advisors Trust and AmeriPrime Insurance
                                                      Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
*Robert A. Chopyak                   Treasurer        Assistant  Vice-President of Financial  Administration of Unified Fund
1793 Kingswood Drive                 and Chief        Services,  Inc.,  the  Fund's  transfer  agent,  fund  accountant  and
Suite 200                            Financial        administrator,  since August  2000.  Manager of  AmeriPrime  Financial
Southlake, Texas  76092              Officer          Services,  Inc.  from  February  2000 to August  2000.  Self-employed,
Year of Birth:  1968                                  performing Y2K testing,  January 1999 to January 2000.  Vice President of Fund  Accounting,  American  Data  Services,  Inc.,  a mutual  fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Steve L. Cobb                        Trustee          President  of  Chandler  Engineering  Company,  L.L.C.,  oil  and  gas
2001 N. Indianwood Avenue                             services  company since 1997;  various  positions with Carbo Ceramics,
Broken Arrow, OK  74012                               Inc., oil field  manufacturing/supply  company, from 1984 to 1997, most
Year of Birth:  1957                                  recently Vice President of Marketing.
------------------------------------ ---------------- ----------------------------------------------------------------------
Gary E. Hippenstiel                  Trustee          Director, Vice President and Chief Investment Officer of Legacy
600 Jefferson Street                                  Trust Company since 1992; President and Director of Heritage Trust
Suite 350                                             Company from 1994-1996; Vice President and Manager of Investments of
Houston, TX  77002                                    Kanaly Trust Company from 1988 to 1992.
Year of Birth:  1947
==================================== ================ ======================================================================

     The compensation paid to the Trustees of the Trust for the Fund's fiscal year ended October 31, 2000 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

==================================== ======================= ==================================
                                     Aggregate               Total Compensation
Name                                 Compensation            from Trust (the Trust is
                                     from Trust              not in a Fund Complex)
------------------------------------ ----------------------- ----------------------------------
Kenneth D. Trumpfheller                         0                            0
------------------------------------ ----------------------- ----------------------------------
Steve L. Cobb                               $19,250                     $19,250
------------------------------------ ----------------------- ----------------------------------
Gary E. Hippenstiel                         $19,250                     $19,250
==================================== ======================= ==================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the period December 31, 1998, (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 2000, the Fund paid brokerage commissions of $1,730 and $1,391, respectively.

     The Trust, the Adviser and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

     "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period December 31, 1998 (commencement of operations) through October 31, 2000, and for the fiscal year ended October 31, 2000, the Fund's average annual total returns were 20.79% and 3.42%, respectively.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Adviser of $1.20 per shareholder (subject to a minimum monthly fee of $900 per Fund) for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Adviser equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the period December 31, 1998 (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 2000, Unified received $8,000 and $10,100, respectively, from the Adviser on behalf of the Fund for these accounting services.

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Adviser equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the period December 31, 1998 (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 2000, Unified received $12,500 and $15,000, respectively, from the Adviser on behalf of the Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date).

ACCOUNTANTS

     The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending October 31, 2001. McCurdy & Associates performs an annual audit of the Funds' financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is a registered principal of, and may be deemed to be an affiliate of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in this SAI are incorporated herein by reference to the Fund's Annual Report to Shareholders for the period ended October 31, 2000. The Trust will provide the Annual Report without charge by calling the Fund at 800-506-9922.

                                                   Carl Domino Growth Fund

                                                         PROSPECTUS

                                                        March 1, 2001


INVESTMENT OBJECTIVE:
Long term growth of capital




580 Village Blvd., Suite 225
West Palm Beach, Florida 33409
800-506-9922















     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                      TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY.............................................................

FEES AND EXPENSES OF INVESTING IN THE FUND......................................

HOW TO BUY SHARES...............................................................

HOW TO REDEEM SHARES............................................................

DETERMINATION OF NET ASSET VALUE................................................

DIVIDENDS, DISTRIBUTIONS AND TAXES..............................................

MANAGEMENT OF THE FUND..........................................................

FINANCIAL HIGHLIGHTS............................................................

PRIVACY POLICY..................................................................

FOR MORE INFORMATION..................................................BACK COVER

                                                       ABOUT THE FUND

Investment Objective

     The investment objective of the Carl Domino Growth Fund is to provide long term growth of capital.

Principal Strategies

     The Fund invests primarily in the common stock of large domestic companies (those with market capitalizations in excess of $7 billion) which the Fund's adviser believes offer potential for capital appreciation at a reasonable price. In making its determinations regarding a stock's current price and potential, the Fund's adviser utilizes in depth research to evaluate various aspects of corporate performance, with particular focus on consistency of results, long term growth prospects and financial strength. The adviser invests in companies that it believes may have some of the following characteristics:

o companies that have exhibited above-average growth rates (compared to historical industry norms) over an extended period with prospects for maintaining greater than average rates of growth in earnings, cash flow or assets in the future;

o companies with strong brand names or dominant marketing and distribution systems; and

o    companies that are guided by experienced management.

     The Fund is a non-diversified fund, which means that the Fund may take larger positions in a small number of companies than a diversified fund.

     The Fund may sell a security if the company's long term fundamentals (such as market share or growth rate) deteriorate. Also, a significant change in management or the company's business plan may cause a security to be sold.

Principal Risks of Investing in the Fund

o Management Risk. The strategy used by the Fund's adviser may fail to produce the intended results.

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

o Volatility Risk. Common stocks tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

o Non-diversification Risk. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund. The Fund's share price could fall if the Fund is heavily invested in a particular stock and the price of that stock falls.

o Sector Risk. If the Fund's portfolio is overweighted in certain industry sectors, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the technology sector, it will be affected by developments affecting that sector. Technology companies may be significantly affected by falling prices and profits, and by intense competition, and their products may be subject to rapid obsolescence.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for You?

The Fund may be suitable for:

o Long term investors seeking a fund with a growth investment strategy o Investors who can tolerate the greater risks associated with common stock investments

o Investors willing to accept price fluctuations in their investment

General

     The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund has Performed

     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns since the Fund's inception. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

                                    [OBJECT OMITTED]

                    Year-by-Year Total Return for each full calendar year since the Fund was established.

        1999     21.30%
        2000    -15.91%

     During the period shown, the highest return for a quarter was 21.06% (4th quarter, 1999); and the lowest return was -16.53% (4th quarter, 2000).

Average Annual Total Returns:
                                            One Year            Since Inception*
Carl Domino Growth Fund                     -15.91%                   0.99%
S&P 500 Index                               -10.14%                   3.63%

*December 31, 1998

                                      FEES AND EXPENSES OF INVESTING IN THE FUND

     The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee..............................................................NONE
Exchange Fee................................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees............................................................1.50%
Distribution (12b-1) Fees...................................................NONE
Other Expenses ............................................................0.06%
Total Annual Fund Operating Expenses ......................................1.56%
Expense Reimbursement1 ....................................................0.06%
Net Expenses (after expense reimbursement).................................1.50%

1The Fund's advisor has contractually agreed through February 28, 2002 to reimburse the Fund for the fees and expenses of the disinterested Trustees, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.50% of average daily net assets.

Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                  1 year...         3 years          5 years           10 years
                  $158              $489             $843              $1,841

                                                      HOW TO BUY SHARES

     The minimum initial investment in the Fund is $2,000 and minimum subsequent investments are $100 ($50 for IRAs). If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and o a check (subject to the minimum amounts) made payable to the Fund.

      Mail the application and check to:

U.S. Mail:  Carl Domino Growth Fund           Overnight: Carl Domino Growth Fund
       c/o Unified Fund Services, Inc.        c/o Unified Fund Services, Inc.
       P.O. Box 6110                          431 North Pennsylvania Street
       Indianapolis, Indiana  46206-6110      Indianapolis, Indiana  46204

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at 800-506-9922 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      Firstar Bank, N.A.
      ABA #0420-0001-3
      Attn: Carl Domino Growth Fund

      Account Name _________________(write in shareholder name) For the Account # ______________(write in account number) D.D.A.#483889747

     You must mail a signed application to Firstar Bank, N.A, the Fund's custodian, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

      -your name                    -the name of your account(s)
      -your account number(s)       -a check made payable to Carl Domino Growth
                                     Fund

Checks should be sent to the Carl Domino Growth Fund at the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                                                    HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:Carl Domino Growth Fund            Overnight:Carl Domino Growth Fund
          c/o Unified Fund Services, Inc.    c/o Unified Fund Services, Inc.
          P.O. Box 6110                      431 North Pennsylvania Street
          Indianapolis, Indiana  46206-6110  Indianapolis, Indiana  46204

     Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at 800-506-9922. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at 800-506-9922. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                                            DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's adviser at their fair value, according to procedures approved by the Fund's board of trustees.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                                             DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

     Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                                                   MANAGEMENT OF THE FUND

     Northern Trust Investments, Inc., operating through its division, Northern Trust Value Investors ("NT Value"), 580 Village Blvd., Suite 225, West Palm Beach, Florida 33409 serves as investment adviser to the Fund. NT Value provides equity, balanced and fixed income portfolio management services to a select group of corporations, institutions, foundations, trusts and high net worth individuals and, as of January 1, 2001, managed over $1.2 billion in assets. During the fiscal year ended October 31, 2000, the Fund paid Domino LP (the former investment advisor to the Fund now operating as NT Value) a fee equal to 1.50% of its average daily net assets.

     The adviser pays all of the operating expenses of the Fund (including organizational expenses) except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser. The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

     Bruce Honig is primarily responsible for the day to day management of the Fund's portfolio. Mr. Honig graduated from Washington & Lee University with a B.A. in Economics in 1982. His career has encompassed investment real estate analysis and real estate development as President of a commercial real estate development firm. Prior to joining Carl Domino Associates, L.P. (the former adviser) in 1997, he was Director of Marketing for Weiss Money Management from August 1996 to October 1997, and a financial adviser with John Hancock Financial Services from June 1993 to August 1996. In addition to other community involvements, Mr. Honig is the Vice-Chairman of the Board of Directors for the South Florida Science Museum.

                                                    FINANCIAL HIGHLIGHTS

      The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                                            For the               For the
                                                                          Year ended           period ended
                                                                          October 31,           October 31,
                                                                             2000                 1999 (c)
                                                                        ----------------     ------------------

Selected Per Share Data

Net asset value, beginning of period                                              $10.70                $10.00
                                                                        ----------------     ------------------
Income from investment operations:

  Net investment loss                                                             (0.15)                 (0.09)
  Net realized and unrealized gain                                                 0.94                   0.79
                                                                        ----------------     ------------------
                                                                        ----------------     ------------------
Total from investment operations                                                   0.79                   0.70
                                                                        ----------------     ------------------
Less distributions:
  From net realized gain                                                           0.00                   0.00
  From net investment income                                                       0.00                   0.00
                                                                        ----------------     ------------------
Total distributions                                                                0.00                   0.00
                                                                        ----------------     ------------------
Net asset value, end of period                                                   $11.49                  $10.70
                                                                        ================     ==================

Total Return                                                                      7.38%                  7.00% (a)

Ratios and Supplemental Data

Net assets, end of period (000)                                                  $1,316                 $1,171
Ratio of expenses to average net assets                                           1.50%                  1.50% (b)
Ratio of expenses to average net assets
   before reimbursement                                                           1.56%                  1.56% (b)
Ratio of net investment income (loss) to
   average net assets                                                           (1.24)%                (0.99)% (b)
Ratio of net investment income (loss) to
   average net assets before reimbursement                                      (1.30)%                (1.06)% (b)
Portfolio turnover rate                                                          25.30%                 34.37% (b)

(a)  For periods of less than a full year, the total return is not annualized.
(b)  Annualized
(c)  December 31, 1998 (commencement of operations) to October 31, 1999

14

                                                       PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

         Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you: o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                                                    FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Fund at 800-506-9922 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                              CARL DOMINO GROWTH FUND

                                        STATEMENT OF ADDITIONAL INFORMATION

                                                   March 1, 2001

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Carl Domino Growth Fund dated March 1, 2001. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000 ("Annual Report"). A free copy of the Prospectus can be obtained by writing the transfer agent at 431
N. Pennsylvania Street, Indianapolis, IN 46204, or by calling 800-506-9922.

TABLE OF CONTENTS                                                           PAGE

DESCRIPTION OF THE TRUST AND FUND...............................................

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS...........

INVESTMENT LIMITATIONS..........................................................

THE INVESTMENT ADVISER..........................................................

TRUSTEES AND OFFICERS...........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................

DETERMINATION OF SHARE PRICE....................................................

INVESTMENT PERFORMANCE..........................................................

CUSTODIAN.......................................................................

FUND SERVICES...................................................................

ACCOUNTANTS.....................................................................

DISTRIBUTOR.....................................................................

FINANCIAL STATEMENTS............................................................

DESCRIPTION OF THE TRUST AND FUND

     Carl Domino Growth Fund (the "Fund") was organized as a non-diversified series of AmeriPrime Funds (the "Trust") October 28, 1998. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commended operations on December 31, 1998.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of
Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     As of February 16, 2001, the following persons may be deemed to beneficially own or hold of record five percent (5%) or more of the Fund: Domino IRA, C., 108 Toteka Circle, Jupiter, Florida 33458-7729, 65.88%; Daniel A. Honig, 13094 Redon Drive, Palm Beach Garden, Florida 33410, 17.08%; and K F Evergreen, Limited Partnership, 4800 Hampden Lane, Suite 650, Bethesda, Maryland 20814, 10.08%.

     As of February 16, 2001, Carl J. Domino may be deemed to control the Fund as a result of his beneficial ownership of the shares of the Fund. As the controlling shareholder, he would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

     As of February 16, 2001, the officers and trustees as a group owned less than one percent of the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     A. Equity Securities. Equity securities include common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

     B. Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government ("U.S. Government Obligations") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. The adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 5% of its net assets in repurchase agreements.

     C. Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. The Fund will not invest more than 5% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

     D. Foreign Securities. The Fund may invest in foreign equity securities including common stock, preferred stock and common stock equivalents issued by foreign companies, foreign fixed income securities, and American Depositary Receipts ("ADRs"). ADRs are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments. The Fund will not invest more than 5% of its net assets at the time of purchase in foreign securities which are not ADRs.

     Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     E. Option Transactions. The Fund may engage in option transactions involving individual securities and market indices up to 5% of the Fund's net assets, including premiums and potential settlement obligations. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option); will segregate with the custodian high quality liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit liquid high quality debt obligations in a separate account with the custodian.

     The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to an indeterminate liability. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

     F. Securities Lending. The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied, should the borrower fail financially, loans will be made only to parties whose creditworthiness has been reviewed and deemed satisfactory by the adviser. Furthermore, they will only be made if, in the judgement of the adviser, the consideration to be earned from such loans would justify the risk.

     The adviser understands that it is the current view of the staff of the Securities and Exchange Commission ("SEC") that a Fund may engage in loan transactions only under the following conditions: (1) a Fund must receive 100% collateral in the form of cash, cash equivalents (e.g., U.S. Treasury bills or notes) or other high grade liquid debt instruments from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

     Cash received through loan transactions may be invested in any security in which the Fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     ii. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

     iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      iv.  Short Sales.  The Fund will not effect short sales of securities.

     v. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

     vi. Illiquid Investments. The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities, including repurchase agreements maturing in more than seven days.

THE INVESTMENT ADVISER

     Northern Trust Investments, Inc. ("NTI"), operating through its division, Northern Trust Value Investors ("NTVI"), 580 Village Blvd., Suite 225, West Palm Beach, Florida 33409 serves as investment adviser to the Fund (the "Adviser"). On May 1, 2000, NTI acquired substantially all of the assets of Carl Domino Associates, L.P. ("Domino LP"), the Fund's former investment adviser, and converted Domino LP into NTVI.

     Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the average daily net assets of the Fund. For the period December 31, 1998 (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 2000, the Fund paid advisory fees of $12,670 and $20,651, respectively.

     The Adviser retains the right to use the names "Northern Trust Quantitative Advisors, Inc.," "Northern Trust" and "Carl Domino" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the names "Northern Trust Quantitative Advisors, Inc.," "Northern Trust" and "Carl Domino" automatically ceases thirty days after termination of the Agreement and may be withdrawn by the Adviser on thirty days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


==================================== ================ ======================================================================
Name, Age and Address                Position                        Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       Managing Director of Unified Fund Services, Inc., the Fund's
1793 Kingswood Drive                 Secretary and    transfer agent, fund accountant and administrator, since October
Suite 200                            Trustee          2000.  President, Treasurer and Secretary of AmeriPrime Financial
Southlake, Texas  76092                               Services, Inc., a fund administrator, (which merged with Unified
Year of Birth:  1958                                  Fund Services, Inc.) from 1994 through October 2000.  President,
                                                      Treasurer and Secretary of AmeriPrime Financial Securities, Inc.,
                                                      the Fund's distributor, from 1994 through November 2000; President and Trustee of AmeriPrime Advisors Trust and AmeriPrime Insurance
                                                      Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
*Robert A. Chopyak                   Treasurer        Assistant  Vice-President of Financial  Administration of Unified Fund
1793 Kingswood Drive                 and Chief        Services,  Inc.,  the  Fund's  transfer  agent,  fund  accountant  and
Suite 200                            Financial        administrator,  since August  2000.  Manager of  AmeriPrime  Financial
Southlake, Texas  76092              Officer          Services,  Inc.  from  February  2000 to August  2000.  Self-employed,
Year of Birth:  1968                                  performing Y2K testing,  January 1999 to January 2000.  Vice President of Fund  Accounting,  American  Data  Services,  Inc.,  a mutual  fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Steve L. Cobb                        Trustee          President  of  Chandler  Engineering  Company,  L.L.C.,  oil  and  gas
2001 N. Indianwood Avenue                             services  company since 1997;  various  positions with Carbo Ceramics,
Broken Arrow, OK  74012                               Inc., oil field  manufacturing/supply  company, from 1984 to 1997, most
Year of Birth:  1957                                  recently Vice President of Marketing.
------------------------------------ ---------------- ----------------------------------------------------------------------
Gary E. Hippenstiel                  Trustee          Director, Vice President and Chief Investment Officer of Legacy
600 Jefferson Street                                  Trust Company since 1992; President and Director of Heritage Trust
Suite 350                                             Company from 1994-1996; Vice President and Manager of Investments of
Houston, TX  77002                                    Kanaly Trust Company from 1988 to 1992.
Year of Birth:  1947
==================================== ================ ======================================================================


     The compensation paid to the Trustees of the Trust for the Fund's fiscal year ended October 31, 2000 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

==================================== ======================= ==================================
                                     Aggregate               Total Compensation
Name                                 Compensation            from Trust (the Trust is
                                     from Trust              not in a Fund Complex)
------------------------------------ ----------------------- ----------------------------------
Kenneth D. Trumpfheller                         0                            0
------------------------------------ ----------------------- ----------------------------------
Steve L. Cobb                               $19,250                     $19,250
------------------------------------ ----------------------- ----------------------------------
Gary E. Hippenstiel                         $19,250                     $19,250
==================================== ======================= ==================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund directed to brokers $1,183,836 (on which commissions were $688) during the fiscal year ended October 31, 2000.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Trust and another of the Adviser's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the period December 31, 1998 (commencement of operations) through October 31, 1999 and the fiscal year ended October 31, 2000, the Fund paid brokerage commissions of $1,316 and $755, respectively.

     The Trust, the Adviser and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Share Price Calculation" in the Prospectus.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Fund's adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

         .........                       P(1+T)n=ERV

Where:   .........P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period December 31, 1998 (commencement of operations) through October 31, 2000 and for the fiscal year ended October 31, 2000, the Fund's average annual total returns were 15.00% and 7.48%, respectively.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES
      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Adviser of $1.20 per shareholder (subject to a minimum monthly fee of $900 per Fund) for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Adviser equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the period December 31, 1998 (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 2000, Unified received $8,000 and $10,100, respectively, from the Adviser on behalf of the Fund for these accounting services.

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Adviser equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the period December 31, 1998 (commencement of operations) through October 31, 1999 and for the fiscal year ended October 31, 2000, Unified received $12,500 and $15,000, respectively, from the Adviser on behalf of the Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date).

ACCOUNTANTS

     The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending October 31, 2001. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is a registered principal of, and may be deemed to be an affiliate of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Shareholders for the period ended October 31, 2000. The Trust will provide the Annual Report without charge by calling the Fund at 800-506-9922.

                                                 CORBIN SMALL-CAP VALUE FUND

                                                         PROSPECTUS

                                                        MARCH 1, 2001


INVESTMENT OBJECTIVE:
Long-term capital appreciation




3113 South University Drive
Suite 500
Fort Worth, Texas 76109
(800) 924-6848














     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                      TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY.............................................................

FEES AND EXPENSES OF INVESTING IN THE FUND......................................

HOW TO BUY SHARES...............................................................

HOW TO REDEEM SHARES............................................................

DETERMINATION OF NET ASSET VALUE................................................

DIVIDENDS, DISTRIBUTIONS AND TAXES..............................................

MANAGEMENT OF THE FUND..........................................................

FINANCIAL HIGHLIGHTS............................................................

PRIVACY POLICY..................................................................

FOR MORE INFORMATION..................................................BACK COVER

                                                     RISK/RETURN SUMMARY

Investment Objective

     The investment objective of the Corbin Small-Cap Value Fund is long-term capital appreciation.

Principal Strategies

     The Fund invests primarily in common stocks of small capitalization companies (those with a market capitalization of $2 billion or less). The Fund's investment advisor, Corbin & Company, will consider adding a stock to the Fund's portfolio if the current price is, in the advisor's opinion, less than the stock's true value. The advisor's assessment of a stock's true value is based on a proprietary model known as the "value score." A security's "value score" is determined by a formula that consists of three variables:

o        the security's five-year estimated earnings growth rate
o        its dividend yield
o        its price/earnings ratio based on the current year's estimated earnings

     Securities that meet the advisor's minimum value score are then analyzed based on five additional factors:

o shareholder-oriented management, based on a history of actions that benefit shareholders, such as stock repurchase programs or performance -based compensation plans

o overlooked or under-followed by Wall Street o financial position, based on debt, cash flow and liquidity o the nature of the business is easy to understand and analyze o long-term industry fundamentals such as competition, growth prospects and pricing power

     Under normal circumstances, the Fund will invest at least 65% of its total assets in small capitalization stocks. While it is anticipated that the Fund will diversify its investments across a range of industry sectors, certain sectors are likely to be overweighted compared to others because the Fund's advisor seeks the best investment values regardless of sector. The Fund may, for example, be overweighted at times in the technology sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle. The Fund's advisor selects securities with the intention of holding them for 3 to 5 years, during which time the advisor believes they will reach their full value. The Fund may sell a security when the advisor believes the stock is no longer undervalued, as determined pursuant to the advisor's model.

Principal Risks of Investing in the Fund

o Management Risk. The advisor's value-oriented approach may fail to produce the intended results.
o Small Company Risk. The risks associated with investing in smaller companies include:
o The earnings and prospects of smaller companies are more volatile than larger companies.

o Smaller companies may experience higher failure rates than do larger companies.

o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

o Sector Risk. If the Fund's portfolio is overweighted in certain industry sectors, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the technology sector, it will be affected by developments affecting that sector. Technology companies may be significantly affected by falling prices and profits, and by intense competition, and their products may be subject to rapid obsolescence.
o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary, and you could lose money.

Is the Fund right for You?

The Fund may be suitable for:

o        Long-term investors seeking a fund with a value investment strategy
o Investors who can tolerate the risks associated with common stock investments

o Investors willing to accept the greater market price fluctuations of smaller companies

General

      The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund has Performed

     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns since the Fund's inception. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

                                [CHART OMITTED]

Year-by-Year Total Return for each full calendar year since the Fund was established.

        1998    -38.15%
        1999     26.50%
        2000    -23.01%

     During the period shown, the highest return for a quarter was 29.70% (2nd quarter, 1999); and the lowest return was -31.61% (3rd quarter, 1998).

Average Annual Total Returns:
                                               One Year         Since Inception*
The Fund                                        -23.01%                -11.25%
S&P 600 Small Cap Index                          11.02%                  9.15%
Russell 2000 Index                              -38.47%                 -5.79%

*June 30, 1997












                                      FEES AND EXPENSES OF INVESTING IN THE FUND

     The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee..............................................................NONE
Exchange Fee................................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees............................................................1.25%
Distribution (12b-1) Fees...................................................NONE
Other Expenses.............................................................0.11%
Total Annual Fund Operating Expenses.......................................1.36%
Expense Reimbursement1.....................................................0.11%
Net Expenses (after expense reimbursement).................................1.25%

1The Fund's advisor has contractually agreed through February 28, 2002 to reimburse the Fund for the fees and expenses of the disinterested Trustees, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.25% of average daily net assets.

Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                  1 year...         3 years     5 years           10 years
                  $131.....         $408        $706              $1,553

                                                      HOW TO BUY SHARES

     The minimum initial investment in the Fund is $2,000, and minimum subsequent investments are $50. These minimums may be waived by the Fund's advisor for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

      By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and o a check (subject to the minimum amounts) made payable to the Fund.

Mail application and check to:

U.S. Mail:                                  Overnight:
Corbin Small-Cap Value Fund                      Corbin Small-Cap Value Fund
c/o Unified Fund Services, Inc.                  c/o Unified Fund Services, Inc.
P.O. Box 6110                                    431 North Pennsylvania Street
Indianapolis, Indiana  46206-6110                Indianapolis, Indiana  46204

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the, Fund's transfer agent, at (800) 924-6848 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      Firstar Bank, N.A.
      ABA #0420-0001-3
      Attn: Corbin Small-Cap Value Fund

      Account Name _________________(write in shareholder name)
      For the Account # ______________(write in account number)
      D.D.A.# 486479645

     You must mail a signed application to the Fund, at the above address,in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

      -your name                    -the name of your account(s)
      -your account number(s)       -a check made payable to Corbin Small-Cap
                                     Value Fund

Checks should be sent to the Corbin Small-Cap Value Fund at the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $50 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                                                    HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently, there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

         U.S. Mail:                         Overnight:
         Corbin Small-Cap Value Fund        Corbin Small-Cap Value Fund
         c/o Unified Fund Services, Inc.    c/o Unified Fund Services, Inc.
         P.O. Box 6110                      431 North Pennsylvania Street
         Indianapolis, Indiana  46206-6110  Indianapolis, Indiana  46204

     Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (800) 924-6848. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption, please call the Fund's transfer agent at (800) 924-6848. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission), the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                                            DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Fund's board of trustees.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                                             DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

     Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution, because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                                                   MANAGEMENT OF THE FUND

     Corbin & Company, 3113 South University Drive, Suite 500, Fort Worth, Texas 76109, serves as investment advisor to the Fund. The adviser specializes in the management of assets for clients seeking a value-oriented, contrarian investment style, including individual investors, personal trusts, and all types of tax-exempt organizations and ERISA plans, such as foundations, endowments, defined benefit plans, defined contribution plans and union plans. During the fiscal year ended October 31, 2000, the Fund paid the advisor a fee equal to 1.25% of its average daily net assets.

     David A. Corbin, CFA, has been President and Chief Investment Officer of the advisor since 1992, and has been primarily responsible for the day-to-day management of the Fund's portfolio since the Fund's inception. Prior to founding Corbin & Company, Mr. Corbin was a trust investment portfolio manager with Ameritrust/MTrust, where his responsibilities included investment analysis and investment oversight for personal trust accounts, employee benefit plans and endowments. He was also the Portfolio Manager of the William C. Conner Foundation at Texas Christian University, where he received his Bachelor of Science degree in Economics. Mr. Corbin is a Chartered Financial Analyst (CFA).

     The Fund's advisor pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the advisor. The advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution-related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                                                    FINANCIAL HIGHLIGHTS

      The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                           Period             Year                Year              Year
                                                          ended              ended              Ended               ended
                                                        October 31,        October 31,         October 31,        October 31,
                                                           2000               1999              1998                1997 (a)


Selected Per Share Data
Net asset value, beginning of period                       $6.75              $6.62             $11.03             $10.00
   Income from investment operations:
   Net investment income (loss)                             0.00               0.02              (0.01)             (0.01)
   Net realized and unrealized gain (loss)                  0.14              (3.76)              1.00               0.34
Total from investment operations                            1.03               0.13              (3.77)              0.36

Less Distributions

  From net investment income                                0.00               0.00               0.00              (0.01)
  From net realized gain                                    0.00               0.00               0.00              (0.63)

Total distributions                                         0.00               0.00               0.00               0.00
                                                    -------------------------------------------------------------------------------
Net asset value, end of period                            $11.03              $7.11              $6.75              $6.62

                                                     ===============================================================================

Total Return                                               10.30%(b)           5.33%               1.96%            (36.07)%
Ratios and Supplemental Data
Net assets, end of period (000)                            $1,334(c)           $1.25%              $1.25%            $1.25%

Ratio of expenses to average net assets
    before reimbursement                                  1.36%                1.31%              1.30%              1.23% (c)
Ratio of net investment income to
    average net assets                                    0.00%                0.24%             (0.20)             (0.15)%
Ratio of net investment income to
    average net assets before reimbursement               0.12%               (0.26)%            (0.20)%             0.00%
Portfolio turnover rate                                  20.41%(c)            94.69%             65.66%             86.42%


(a) June 30, 1997 (commencement of operations) to October 31, 1997
(b) For periods of less than a full year, total returns are not annualized.
(c) Annualized




                                                       PRIVACY POLICY

The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

         Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you: o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                                                    FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Fund at 800-924-6848 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-9096

                                            CORBIN SMALL-CAP VALUE FUND

                                        STATEMENT OF ADDITIONAL INFORMATION

                                                   March 1, 2001

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Corbin Small-Cap Value Fund dated March 1, 2001. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000 ("Annual Report"). A free copy of the Prospectus and Annual Report can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, IN 46204 or by calling 1-800-924-6848.

                                                 TABLE OF CONTENTS

                                                                            PAGE

DESCRIPTION OF THE TRUST AND FUND...............................................

ADDITIONAL INFORMATION ABOUT FUND
INVESTMENTS AND RISK CONSIDERATIONS.............................................

INVESTMENT LIMITATIONS..........................................................

THE INVESTMENT ADVISOR..........................................................

TRUSTEES AND OFFICERS...........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................

DETERMINATION OF SHARE PRICE....................................................

INVESTMENT PERFORMANCE..........................................................

CUSTODIAN.......................................................................

FUND SERVICES...................................................................

ACCOUNTANTS.....................................................................

DISTRIBUTOR.....................................................................

FINANCIAL STATEMENTS............................................................

DESCRIPTION OF THE TRUST AND FUND

     Corbin Small-Cap Value Fund (the "Fund") was organized as a diversified series of AmeriPrime Funds (the "Trust") on June 10, 1997. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on June 30, 1997.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of
Trust can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     As of February 5, 2001, the following persons may be deemed to beneficially own or hold of record five percent (5%) or more of the Fund: Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104 - 39.33%; 2525 Company, 2525 Ridgmar Blvd., Fort Worth, Texas - 17.12%; and Happy Hill Farm Endowment, 3846 North Highway 144, Granbury, Texas 76048 -16.90%.

     As of February 5, 2001, Charles Schwab & Co. may be deemed to control the Fund as a result of its beneficial ownership of the shares of the Fund. As the controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

      As of February 5, 2001, the officers and trustees as a group owned less than one percent of the Fund.

      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

      A. Equity Securities. Equity securities consist of common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Equity securities also include common stocks and common stock equivalents of domestic real estate investment trusts and other companies that operate as real estate corporations or that have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate.

     The Fund may invest in foreign equity securities, including, but not limited to, the purchase of American Depository Receipts ("ADRs"). ADRs are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments. The Fund will not invest more than 5% of its net assets at the time of purchase in foreign securities.

     B. Convertible Securities. A convertible security is a bond or preferred stock that may be converted at a stated price within a specific period of time into a specified number of shares of common stock of the same or different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but usually are subordinated to non-convertible debt securities. While providing a fixed income stream generally higher in yield than in the income derived from a common stock, but lower than that afforded by a non-convertible debt security, a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of common stock into which it is convertible. The advisor expects that generally the convertible securities in which the Fund will invest will be rated at least B by Standard & Poor's Ratings Services ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if unrated, of comparable quality in the opinion of the advisor.

     In general, the market value of a convertible security is the higher of its investment value (its value as a fixed income security) or its conversion value (the value of the underlying shares of common stock if the security is converted). As a fixed income security, the market value of a convertible security generally increases when interest rates decline and generally decreases when interest rates rise; however, the price of a convertible security generally increases as the market value of the underlying stock increases, and generally decreases as the market value of the underlying stock declines. Investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

     C. Preferred Stock. Preferred stock has a preference in liquidation (and, generally, dividends) over common stock but is subordinated in liquidation to debt. As a general rule, the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, for example common stock, at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody's, although there is no minimum rating that a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

     D. Foreign Securities. The Fund may invest up to 5% of its net assets in foreign equity securities including common stock, preferred stock and common stock equivalents issued by foreign companies. Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     E. Financial Services Industry Obligations. The Fund may invest up to 5% of its net assets in each of the following obligations of the financial services industry:

     (1) Certificate of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     F. Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by U.S. government obligations. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. government or by an agency of the U.S. government ("U.S. Government Obligations") (which may be of any maturity), and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with Firstar Bank, N.A. (the Fund's custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the advisor to be creditworthy. The advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

     G. Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities that cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. The Fund will not invest more than 5% of its net assets in illiquid securities.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff, and (b) as described in the Prospectus and the Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired, or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Limitations" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund, except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      4.  Short Sales.  The Fund will not effect short sales of securities.

     5. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and this Statement of Additional Information.

     6. Illiquid Investments. The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISOR

     The Fund's investment advisor is Corbin & Company, 3113 South University Drive, Suite 500, Fort Worth, Texas 76109 (the "Advisor"). David A. Corbin may be deemed to be a controlling person of the Advisor due to his ownership of shares of the corporation, and his position as Chairman and President of the Advisor.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, interest, fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. For the fiscal years ended October 31, 1998, 1999 and 2000, the Fund paid advisory fees of $25,371, $29,043 and $33,423, respectively.

     The Advisor retains the right to use the name "Corbin" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Corbin" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


==================================== ================ ======================================================================
Name, Age and Address                Position                        Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       Managing Director of Unified Fund Services, Inc., the Fund's
1793 Kingswood Drive                 Secretary and    transfer agent, fund accountant and administrator, since October
Suite 200                            Trustee          2000.  President, Treasurer and Secretary of AmeriPrime Financial
Southlake, Texas  76092                               Services, Inc., a fund administrator, (which merged with Unified
Year of Birth:  1958                                  Fund Services, Inc.) from 1994 through October 2000.  President,
                                                      Treasurer and Secretary of AmeriPrime Financial Securities, Inc.,
                                                      the Fund's distributor, from 1994 through November 2000; President and Trustee of AmeriPrime Advisors Trust and AmeriPrime Insurance
                                                      Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
*Robert A. Chopyak                   Treasurer        Assistant  Vice-President of Financial  Administration of Unified Fund
1793 Kingswood Drive                 and Chief        Services,  Inc.,  the  Fund's  transfer  agent,  fund  accountant  and
Suite 200                            Financial        administrator,  since August  2000.  Manager of  AmeriPrime  Financial
Southlake, Texas  76092              Officer          Services,  Inc.  from  February  2000 to August  2000.  Self-employed,
Year of Birth:  1968                                  performing Y2K testing,  January 1999 to January 2000.  Vice President of Fund  Accounting,  American  Data  Services,  Inc.,  a mutual  fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Steve L. Cobb                        Trustee          President  of  Chandler  Engineering  Company,  L.L.C.,  oil  and  gas
2001 N. Indianwood Avenue                             services  company since 1997;  various  positions with Carbo Ceramics,
Broken Arrow, OK  74012                               Inc., oil field  manufacturing/supply  company, from 1984 to 1997, most
Year of Birth:  1957                                  recently Vice President of Marketing.
------------------------------------ ---------------- ----------------------------------------------------------------------
Gary E. Hippenstiel                  Trustee          Director, Vice President and Chief Investment Officer of Legacy
600 Jefferson Street                                  Trust Company since 1992; President and Director of Heritage Trust
Suite 350                                             Company from 1994-1996; Vice President and Manager of Investments of
Houston, TX  77002                                    Kanaly Trust Company from 1988 to 1992.
Year of Birth:  1947
==================================== ================ ======================================================================

      Trustee fees are Trust expenses, and each series of the Trust pays a portion of the Trustee fees. The compensation paid to the Trustees for the Fund's fiscal year ended October 31, 2000 is set forth in the following table:

============================================== ======================== ===============================
                                               Aggregate Compensation   Total Compensation from Trust
Name                                           from Trust               (the Trust is not in a Fund
                                                                        Complex)

---------------------------------------------- ------------------------ -------------------------------
Kenneth D. Trumpfheller                                    0                           0
---------------------------------------------- ------------------------ -------------------------------
Steve L. Cobb                                          $19,250                    $19,250
---------------------------------------------- ------------------------ -------------------------------
Gary E. Hippenstiel                                    $19,250                    $19,250
============================================== ======================== ===============================

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer, and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion, and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund directed to brokers $3,520,846 (on which commissions were $20,689) during the fiscal years ended October 31, 2000.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter, and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     When the Fund and another of the Advisor's clients seek to purchase or sell the same security at or about the same time, the Advisor may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated by random client selection, grouping discretionary and non-discretionary accounts, and in a manner to reduce custodian transaction costs. For the fiscal years ended October 31, 1998, 1999 and 2000, the Fund paid brokerage commissions of $18,547, $15,532 and $25,738, respectively.

     The Trust, the Advisor and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time, on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities that are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price, except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

     For additional information about the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period June 30, 1997 (commencement of operations) through October 31, 2000 and for the fiscal year ended October 31, 2000, the Fund's average annual total returns were -24.47% and 5.33%, respectively.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Russell 2000 Index or the S&P 600 Small-Cap Index.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc., or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. The Trustee and officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $900 per Fund) for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). Unified began providing fund accounting services to the Fund on November 1, 1998. For the fiscal years ended October 31, 1999 and 2000, Unified received $9,715 and $10,100, respectively, from the Advisor on behalf of the Fund for these accounting services.

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal years ended October 31, 1998, 1999 and 2000, Unified received $30,000, $17,500 and $27,500, respectively, from the Advisor on behalf of the Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date).

ACCOUNTANTS

     The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending October 31, 2001. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is a registered principal of, and may be deemed to be an affiliate of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000. The Trust will provide the Annual Report without charge by calling the Fund at 1-800-924-6848.

                                                   Fountainhead
                                                 Kaleidoscope Fund

                                                    PROSPECTUS

                                                   March 1, 2001


INVESTMENT OBJECTIVE:
Long-term capital growth



c/o Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana  46204
(800) 868-9535

























     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                 TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY.............................................................

FEES AND EXPENSES OF INVESTING IN THE FUND......................................

HOW TO BUY SHARES...............................................................

HOW TO REDEEM SHARES............................................................

DETERMINATION OF NET ASSET VALUE................................................

DIVIDENDS, DISTRIBUTIONS AND TAXES..............................................

MANAGEMENT OF THE FUND..........................................................

PRIVACY POLICY..................................................................

FOR MORE INFORMATION............................................................

                                                RISK/RETURN SUMMARY

Investment Objective

     The investment objective of the Fountainhead Kaleidoscope Fund is long-term capital growth.

Principal Strategies

     The Fund invests primarily in common stocks of small capitalization companies (those with a market capitalization, at the time of purchase, of up to $1.8 billion). The Fund's investment advisor, King Investment Advisors, Inc., selects stocks that it believes are selling at attractive prices relative to their intrinsic value, based on the advisor's "Business Valuation Approach."
This highly-disciplined approach seeks to identify attractive investment opportunities, uncovering securities often overlooked by other investors. The advisor believes value can be found in different types of securities at different points in the economic cycle.

     The buy criteria of the "Business Valuation Approach" consist of three elements. The Fund will buy a stock if it is trading at a discount to:

o its private-market value (based on projected levels of cash flow, balance sheet characteristics, future earnings and payments made for similar companies in mergers and acquisitions),

o its five-year projected earnings growth rate (unlike many typical value managers who buy only low price/earnings or low price/book stocks), or
o its seven-year historical valuation (based on its price/earnings, price /book, price/cash flow or price/sales ratios).

     While it is anticipated that the Fund will diversify its investments across a range of industries and sectors, certain industries are likely to be overweighted compared to others because the advisor seeks the best investment values regardless of industry. The industries in which the Fund may be overweighted will vary at different points in the economic cycle.

     The Fund may sell a stock if the Fund's advisor believes more attractive alternatives are available, if the company's underlying fundamentals have deteriorated, or if the stock has met the price target set by the advisor.

Principal Risks of Investing in the Fund

o Management Risk. The advisor's value-oriented approach may fail to produce the intended results.
o Small Company Risk. The risks associated with investing in smaller companies include:
o the earnings and prospects of smaller companies are more volatile than larger companies.
o smaller companies may experience higher failure rates than do larger companies.
o the trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

o smaller companies may have limited markets, product lines or financial resources and may lack management experience.

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

o Sector Risk. If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the telecommunications sector, it will be affected by developments affecting that sector. The telecommunications sector is subject to changing government regulations that may limit profits and restrict services offered. Telecommunications companies also may be significantly affected by intense competition, and their products may be subject to rapid obsolescence.
o Portfolio Turnover Risk. The Fund may at times have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains
     for  tax  purposes.   These  factors  may  negatively   affect  the  Fund's
     performance.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for You?

      The Fund may be suitable for:

o Long-term investors seeking a fund with a value investment strategy o Investors willing to accept price fluctuations in their investment o Investors who can tolerate the risks associated with common stock investments

o Investors willing to accept the greater market price fluctuations of smaller companies

General

      The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund has Performed

     The bar chart below shows the Fund's total return for the calendar year ended December 31, 2000. The performance table below shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.

                [CHART OMITTED]

Year-by-Year Total Return for each full calendar year since the Fund was established.

        2000    .11%

     During the period shown, the highest return for a quarter was 7.13% (2nd quarter, 2000); and the lowest return was -4.52% (4th quarter, 2000).

Average Annual Total Returns for the periods ended 12/31/00:

                                            One Year            Since Inception1
Fountainhead Kaleidoscope Fund              0.11%                    31.91%
Russell Midcap Index                        8.25%                    17.83%


1November 1, 1999.

FEES AND EXPENSES OF INVESTING IN THE FUND

      The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee (as a percentage of amount redeemed, if applicable)1........1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees............................................................1.75%
Distribution (12b-1) Fees...................................................NONE
Other Expenses.............................................................0.11%
Total Annual Fund Operating Expenses.......................................1.86%
Expense Reimbursement2.....................................................0.61%
Net Expenses (after fee waiver and/or expense reimbursement)...............1.25%

1If you redeem your shares within 180 days of purchase you will be charged a 1% redemption fee. However, if you redeem your shares after the 180-day period there is no redemption fee.

     2The Fund's advisor has contractually agreed to waive fees and/or reimburse Fund expenses through February 28, 2002 to maintain total annual operating expenses at 1.25% of average daily net assets through that date.

Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                           1 Year           3 Years           5 Years  10 Years
                           $131             $408              $706        $1553

                                                 HOW TO BUY SHARES

     The minimum initial investment in the Fund is $5,000 ($2,000 for IRAs) and minimum subsequent investments are $1,000. There is no minimum for separate employee accounts of corporate retirement plans. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

     By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and o a check (subject to the minimum amounts) made payable to the Fund.

      Mail the application and check to:

      U.S. Mail:                                 Overnight:
      Fountainhead Kaleidoscope Fund             Fountainhead Kaleidoscope Fund
      c/o Unified Fund Services, Inc.            c/o Unified Fund Services, Inc.
      P.O. Box 6110                              431 North Pennsylvania Street
      Indianapolis, Indiana  46206-6110          Indianapolis, Indiana  46204

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at (800) 868-9535 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      Firstar Bank, N.A.
      ABA #0420-0001-3
      Attn: Fountainhead Kaleidoscope Fund

      Account Name _________________(write in shareholder name) For the Account # ______________(write in account number) D.D.A.#483885570

     You must mail a signed application to Firstar Bank, N.A, the Fund's custodian, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail or wire. Each additional mail purchase request must contain:

     -your name                     -the name of your account(s)
     -your account number(s)        -a check made payable to Fountainhead
                                     Kaleidoscope Fund

     Checks should be sent to the Fountainhead Kaleidoscope Fund at the address listed above. A bank wire should be sent as outlined above.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                                               HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

      U.S. Mail:                                 Overnight:
      Fountainhead Kaleidoscope Fund             Fountainhead Kaleidoscope Fund
      c/o Unified Fund Services, Inc.            c/o Unified Fund Services, Inc.
      P.O. Box 6110                              431 North Pennsylvania Street
      Indianapolis, Indiana  46206-6110          Indianapolis, Indiana  46204

     To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (800) 868-9535. You must first complete the "Optional Telephone Redemption and Exchange" section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Early Redemption Fee - The Fund charges a redemption fee of 1% of the current net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. This fee applies to shares being redeemed in the order in which they are purchased. The Fund reserves the right to modify the terms of or terminate the fee at any time. The fee is waived for:

(a) an account registered as either an Individual Retirement Account or a tax-qualified retirement plan on the books of the Fund's transfer agent or on the books of certain other third parties that are authorized agents of the Fund; and

(b)     shares purchased with reinvested capital gain or dividend distributions.

     If you purchase shares through a broker-dealer or other financial intermediary who maintains your individual account on its books and an omnibus account with the Fund's transfer agent, your recordkeeper may not be able to apply the fee waiver in all of the circumstances discussed above. Before purchasing shares, please check with the Fund to determine if the fee waiver is available.

     Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at (800) 868-9535. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                                       DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

                                        DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of both short-term and long-term capital gains. However, the Fund's advisor will attempt to maximize the pay out of long-term capital gains versus short-term capital gains.

     Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. Because distributions of long-term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a taxable distribution.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                                              MANAGEMENT OF THE FUND

     King Investment Advisors, Inc., 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898, serves as investment advisor to the Fund. The advisor provides value-oriented equity and balanced management for both taxable and tax-exempt clients, and currently manages approximately $1 billion in assets. During the fiscal year ended October 31, 2000, the Fund paid the advisor a fee equal to an annual average rate of 1.75% of its average daily net assets.

     Roger E. King has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception. Mr. King co-founded the firm in 1981 and is the majority shareholder. He has served as the firm's President since 1986 and as Chairman since 1993. Mr. King has also served as the portfolio manager to the Fountainhead Special Value Fund since December 31, 1996.

                                               FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

For the year ended October 31, 2000
Selected Per Share Data
Net asset value, beginning of period                                                                      $  10.00
                                                                                                     --------------
Income from investment operations
  Net investment loss                                                                                       (0.07)
  Net realized and unrealized gain (loss)                                                                     4.56
                                                                                                     --------------
Total from investment operations                                                                              4.49
                                                                                                     --------------
Less distributions

  From net investment income                                                                                  0.00
  From net realized gain                                                                                      0.00
                                                                                                     --------------
Total distributions                                                                                           0.00
                                                                                                     --------------

Net asset value, end of period                                                                            $  14.49
                                                                                                     ==============

Total Return                                                                                                44.90%
Ratios and Supplemental Data
Net assets, end of period (000)                                                                             $2,728
Ratio of expenses to average net assets                                                                      1.25%
Ratio of expenses to average net assets
   before fee waivers and reimbursement                                                                      1.86%
Ratio of net investment loss to average net assets                                                         (0.49)%
Ratio of net investment loss to average
  net assets before fee waivers and reimbursement                                                          (1.10)%
Portfolio turnover rate                                                                                    195.96%

                                                  PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

         Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you: o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                                               FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations.
Shareholder  reports  contain  management's  discussion  of  market  conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Funds at 800-868-9535 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund, and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-9096

                                               FOUNTAINHEAD KALEIDOSCOPE FUND

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                        March 1, 2001

     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of Fountainhead Kaleidoscope Fund dated March 1, 2001. A free copy of the Prospectus can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling 1-800-868-9535.

TABLE OF CONTENTS                                                           PAGE


DESCRIPTION OF THE TRUST AND THE FUND...........................................

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS..................................................................

INVESTMENT LIMITATIONS..........................................................

THE INVESTMENT ADVISOR..........................................................

TRUSTEES AND OFFICERS...........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................

DETERMINATION OF SHARE PRICE....................................................

INVESTMENT PERFORMANCE..........................................................

CUSTODIAN.......................................................................

FUND SERVICES...................................................................

ACCOUNTANTS.....................................................................

DISTRIBUTOR.....................................................................

FINANCIAL STATEMENTS............................................................

DESCRIPTION OF THE TRUST AND THE FUND

     Fountainhead Kaleidoscope Fund (the "Fund") was organized as a diversified series of AmeriPrime Funds (the "Trust") on September 29, 1999. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Fund is King Investment Advisors, Inc. The Fund commenced operations on November 1, 1999.

     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     As of February 7, 2001, the following persons may be deemed to beneficially own or hold of record five percent (5%) or more of the Fund: Roger E. King, 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056 - 25.49%; Erik C. Woods, 2411 Lake Garden Drive, Kingwood, Texas 77339 - 13.39%; Richard Grisham, 613 East 11 1/2 Street, Houston, Texas 77008- 6.08%; and H. J. Foster, 4125 Coleridge, Houston, Texas 77005- 5.71%.

     As of February 7, 2001, Roger E. King may be deemed to control the Fund as a result of his beneficial ownership of the shares of the Fund. As the controlling shareholder, he would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

     As of February 7, 2001, the officers and trustees as a group owned less than one percent of the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section discusses some of the investments the Fund may make and some of the techniques it may use.

     A. Equity Securities. Equity securities include common stock, preferred stock and common stock equivalents (such as convertible preferred stock, and rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its net assets at the time of purchase in rights or warrants.

     B. Fixed Income Securities. The Fund may invest in fixed income securities. Fixed income securities include corporate debt securities, U.S. government securities and participation interests in such securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer-term securities and are less affected by changes in interest rates.

     Corporate debt securities are long-term and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes, and commercial paper). The advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances, and the securities have speculative elements. The Fund will not invest more than 5% of the value of its net assets in securities that are below investment grade, and will not purchase debt securities below B by S&P or Moody's (or unrated securities determined by the advisor to be of inferior quality to securities so rated).

     U.S. government obligations may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the issuing agency, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association
(FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

     The Fund may buy and sell securities on a when issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if they hold, and maintain until the settlement date in a separate account at the Fund's custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Fund will not invest more than 25% of its total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the advisor deems it appropriate.

     C. Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the advisor (subject to review by the Board of Trustees) to be creditworthy. The advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 5% of its net assets in repurchase agreements.

     D. Reverse Repurchase Agreements. Reverse repurchase agreements involve sales of portfolio securities by the Fund to member banks of the Federal Reserve System or recognized securities dealers, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved. The Fund's objective in such a transaction would be to obtain funds to pursue additional investment opportunities whose yield would exceed the cost of the reverse repurchase transaction. Generally, the use of reverse repurchase agreements should reduce portfolio turnover and increase yield.

     In connection with each reverse repurchase agreement, the Fund will direct its custodian to place cash or U.S. government obligations in a separate account in an amount equal to the repurchase price. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. The Fund will not invest more than 5% of its net assets in reverse repurchase agreements.

     E. Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 15% of its net assets in illiquid securities.

     F. Foreign Securities. While the Fund ordinarily will invest in common stocks of U.S. companies, it may invest in foreign companies through the purchase of American Depositary Receipts (ADRs). ADRs are dollar-denominated receipts generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments. The Fund may also invest up to 5% of its net assets at the time of purchase in foreign equity securities including common stock, preferred stock and common stock equivalents issued by foreign companies, and foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets). The Fund has no present intention to invest in unsponsored ADRs.

     Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

     Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     G. Option Transactions. Up to 15% of the Fund's net assets may be invested in option transactions involving individual securities and market indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option); will segregate with the custodian high quality liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit liquid high quality debt obligations in a separate account with the custodian.

     The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to an indeterminate liability. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

     H. Hedging Transactions. The Fund may hedge all or a portion of its portfolio investments through the use of options and futures contracts. The objective of the hedging program is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security by acquiring the right or option to purchase or to sell a fixed amount of the security at a future date. For example, in order to hedge against the risk that the value of the Fund's portfolio securities may decline, the Fund might sell futures contracts on stock indices. When hedging of this character is successful, any depreciation in the value of the hedged portfolio securities will be substantially offset by an increase in the Fund's equity in the stock index futures position. When hedging of this character is unsuccessful, the Fund could lose more money than it originally invested in the hedged portfolio security.

     There is no assurance that the objective of the hedging program will be achieved, since the success of the program will depend on the advisor's ability to predict the future direction of the relevant security or stock index, and incorrect predictions by the advisor may have an adverse effect on the Fund. In this regard, skills and techniques necessary to arrive at such predictions are different from those needed to predict price changes in individual stocks.

     A stock index futures contract is a binding contractual commitment which involves the payment or receipt of payments representing, respectively, the loss or gain of a specified market index. Ordinarily, the Fund would enter into stock index futures contracts to hedge its investments in common stocks. Futures contracts are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission. The Fund will be subject to any limitations imposed by the exchanges with respect to futures contracts trading and positions. A clearing corporation associated with the particular exchange assumes responsibility for all purchases and sales and guarantees delivery and payment on the contracts. Although most futures contracts call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before settlement date without the making or taking of delivery. Closing out is accomplished by entering into an offsetting transaction, which may result in a profit or a loss. There is no assurance that the Fund will be able to close out a particular futures contract.

     A hedging strategy involving options and futures contracts entails some risks. For example, the total premium paid for an option may be lost if the Fund does not exercise the option or futures contract, or the writer does not perform his obligations. It is also possible that the futures contracts selected by the Fund will not follow the price movement of the underlying stock index. If this occurs, the hedging strategy may not be successful. Further, if the Fund sells a stock index futures contract and is required to pay an amount measured by any increase in the market index, it will be exposed to an indeterminate liability. In addition, a liquid secondary market may not exist for any particular option or futures contract at any specific time.

     The Fund will incur transactional costs in connection with the hedging program. When the Fund purchases or sells a futures contract, an amount of cash and liquid assets will be deposited in a segregated account with the Trust's custodian to guarantee performance of the futures contract. The amount of such deposits will depend upon the requirements of each exchange and broker and will vary with each futures contract. Because open futures contract positions are marked to market and gains and losses are settled on a daily basis, the Fund may be required to deposit additional funds in such a segregated account if it has incurred a net loss on its open futures contract positions on any day.

     The Trust has filed a supplemental notice of eligibility with the Commodity Futures Trading Commission ("CFTC") to claim relief from regulation as a commodity "pool" within the meaning of the CFTC's regulations. In its filing, the Trust has represented that the Fund's transactions in futures contracts will constitute bona fide hedging transactions within the meaning of such regulations and that the Fund will enter into commitments which require as deposits for initial margin for futures contracts no more than 5% of the fair market value of its assets.

     I. Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

     In connection with its short sales, the Fund will be required to maintain a segregated account with its custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 15% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited. The Fund's policy with respect to short sales is non-fundamental, and may be changed by the Board of Trustees without the vote of the Fund's shareholders.

     J. Loans of Portfolio Securities. The Fund may make loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the advisor in response to requests of broker-dealers or institutional investors which the advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark to market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities, and it may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

     K. Borrowing. The Fund may borrow up to one third of the value of its total assets as a temporary measure for extraordinary or emergency purposes (including borrowing to meet redemption requests). Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing, the Fund's net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The Fund will not purchase any securities while borrowings representing more than 5% of its assets are outstanding. The Fund, not the advisor, pays borrowing costs such as interest.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will generally borrow only for liquidity purposes. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not invest more then 5% of its net assets in reverse repurchase agreements.

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

     5. Illiquid Investments. The Fund may invest up to 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     6. Repurchase Agreements. The Fund will not invest more than 5% of its net assets in repurchase agreements.

THE INVESTMENT ADVISOR

     The investment advisor to the Fountainhead Kaleidoscope Fund is King Investment Advisors, Inc., 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 (the "Advisor"). Roger E. King may be deemed to be a controlling person of the Advisor due to his ownership of a majority of its shares.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee (based on average daily net assets) computed and accrued daily and paid monthly at the annual rate 1.75% of the average daily net assets of the Fund. For the fiscal year ended October 31, 2000, the Fund paid advisory fees to the Advisor of $30,115.

     The Advisor retains the right to use the names "Fountainhead," "Kaleidoscope" or any variation thereof in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Fountainhead Kaleidoscope" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


==================================== ================ ======================================================================
Name, Age and Address                Position                        Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       Managing Director of Unified Fund Services, Inc., the Fund's
1793 Kingswood Drive                 Secretary and    transfer agent, fund accountant and administrator, since October
Suite 200                            Trustee          2000.  President, Treasurer and Secretary of AmeriPrime Financial
Southlake, Texas  76092                               Services, Inc., a fund administrator, (which merged with Unified
Year of Birth:  1958                                  Fund Services, Inc.) from 1994 through October 2000.  President,
                                                      Treasurer and Secretary of AmeriPrime Financial Securities, Inc.,
                                                      the Fund's distributor, from 1994 through November 2000; President and Trustee of AmeriPrime Advisors Trust and AmeriPrime Insurance
                                                      Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
*Robert A. Chopyak                   Treasurer and    Assistant Vice-President of Financial Administration of Unified Fund
1793 Kingswood Drive                 Chief            Services, Inc., the Fund's transfer agent, fund accountant and
Suite 200                            Financial        administrator, since August 2000.  Manager of AmeriPrime Financial
Southlake, Texas  76092              Officer          Services, Inc. from February 2000 to August 2000.  Self-employed,
Year of Birth:  1968                                  performing Y2K testing, January 1999 to January 2000.  Vice
                                                      President of Fund Accounting, American Data Services, Inc., a mutual fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Steve L. Cobb                        Trustee          President of Chandler Engineering Company, L.L.C., oil and gas
2001 N. Indianwood Avenue                             services company since 1997; various positions with Carbo Ceramics,
Broken Arrow, OK  74012                               Inc., oil field manufacturing/supply company, from 1984 to 1997, most
Year of Birth:  1957                                  recently Vice President of Marketing.
------------------------------------ ---------------- ----------------------------------------------------------------------
Gary E. Hippenstiel                  Trustee          Director, Vice President and Chief Investment Officer of Legacy
600 Jefferson Street                                  Trust Company since 1992; President and Director of Heritage Trust
Suite 350                                             Company from 1994-1996; Vice President and Manager of Investments of
Houston, TX  77002                                    Kanaly Trust Company from 1988 to 1992.
Year of Birth:  1947
==================================== ================ ======================================================================

     The compensation paid to the Trustees of the Trust for the fiscal year ended October 31, 2000 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

==================================== ======================= ==================================
                                     Aggregate               Total Compensation
Name                                 Compensation            from Trust (the Trust is
                                     from Trust              not in a Fund Complex)
------------------------------------ ----------------------- ----------------------------------
Kenneth D. Trumpfheller                         0                            0
------------------------------------ ----------------------- ----------------------------------
Steve L. Cobb                               $19,250                     $19,250
------------------------------------ ----------------------- ----------------------------------
Gary E. Hippenstiel                         $19,250                     $19,250
==================================== ======================= ==================================



PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effect securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund directed to brokers $3,403,603.58 (on which commissions were $7,758.50) during the fiscal year ended October 31, 2000.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Trust and another of the Advisor's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the fiscal year ended October 31, 2000, the Fund paid brokerage commissions of $9,086.

     The Trust, the Advisor and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m. (Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         P(1+T)n=ERV

Where:            P = a hypothetical $1,000 initial investment
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value at the end of the applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates that the maximum sales load is deducted from the initial $1,000 and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load which, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the fiscal year ended October 31, 2000, the Fund's average annual total return was 44.90%.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index, the Standard & Poor's 600 Small Cap Index, the NASDAQ Composite Index, the Russell 2000 Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $900 per Fund) for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the fiscal year ended October 31, 2000, Unified received $10,100 from the Advisor on behalf of the Fund for these accounting services.

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal year ended October 31, 2000, Unified received $20,000 from the Advisor on behalf of the Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date).

ACCOUNTANTS

     The firm of McCurdy & Associates, CPA's, 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending October 31, 2001. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is a registered principal of, and may be deemed to be an affiliate of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000. The Fund will provide the Annual Report without charge on written request or by calling the Fund at 800-868-9535.

                                              Fountainhead Special Value Fund

                                                        PROSPECTUS

                                                       March 1, 2001


INVESTMENT OBJECTIVE:
Long-term capital growth





c/o Unified Fund Services, Inc.
431 N. Pennsylvania Street
Indianapolis, Indiana  46204


For Information, Shareholder Services and Requests:
(800) 868-9535


















     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                     TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY.............................................................

FEES AND EXPENSES OF INVESTING IN THE FUND......................................

HOW TO BUY SHARES...............................................................

HOW TO REDEEM SHARES............................................................

DETERMINATION OF NET ASSET VALUE................................................

DIVIDENDS, DISTRIBUTIONS AND TAXES..............................................

MANAGEMENT OF THE FUND..........................................................

FINANCIAL HIGHLIGHTS............................................................

PRIVACY POLICY..................................................................

FOR MORE INFORMATION..................................................Back Cover

                                                    RISK/RETURN SUMMARY

Investment Objective

     The investment objective of the Fountainhead Special Value Fund is to provide long-term capital growth.

Principal Strategies

     The Fund invests primarily in common stocks of small and medium capitalization companies (those with a market capitalization, at the time of purchase, between $500 million and $6.5 billion). The Fund's investment advisor, King Investment Advisors, Inc., selects stocks that it believes are selling at attractive prices relative to their intrinsic value, based on the advisor's "Business Valuation Approach." This Approach seeks to identify attractive investment opportunities, uncovering securities often overlooked by other investors. The advisor believes value can be found in different types of stocks at different points in the economic cycle. The advisor looks beyond the traditional definition of value and uses "special value" criteria (as described below) to select stocks.

     The buy criteria of the "Business Valuation Approach" consist of three elements. The advisor will consider buying a stock if it is trading at a discount to:

o its private-market value (based on projected levels of cash flow, balance sheet characteristics, future earnings and payments made for similar companies in mergers and acquisitions);

o its five-year projected earnings growth rate (unlike many typical value managers who buy only low price/earnings or low price/book stocks); or

o its seven-year historical valuation (based on its price/earnings, price /book, price/cash flow, or price/sales ratios).

     While it is anticipated that the Fund will diversify its investments across a range of industries and industry sectors, certain sectors are likely to be overweighted compared to others because the advisor seeks the best investment values regardless of sector. The Fund may, for example, be overweighted at times in the telecommunications sector. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle.

     The Fund may sell a stock if the advisor believes more attractive alternatives are available, if the company's underlying fundamentals have deteriorated, or if the stock has met the price target set by the advisor.

Principal Risks of Investing in the Fund

o Management Risk. The value strategy used by the advisor may fail to produce the intended results.

o Smaller Company Risk. The risks associated with investing in smaller companies (less than $6.5 billion in market capitalization) include:

o the earnings and prospects of smaller companies are more volatile than larger companies;

o smaller companies may experience higher failure rates than do larger companies;

o the trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies; and

o smaller companies may have limited markets, product lines or financial resources and may have less management experience than larger companies.

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

o Sector Risk. If the Fund's portfolio is overweighted in a certain industry sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. For example, to the extent the Fund is overweighted in the telecommunications sector, it will be affected by developments affecting that sector. The telecommunications sector is subject to changing government regulations that may limit profits and restrict services offered. Telecommunications companies also may be significantly affected by intense competition, and their products may be subject to rapid obsolescence.

o Portfolio Turnover Risk. The Fund may at times have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

      The Fund may be suitable for:

o    long-term investors seeking a fund with a value investment strategy;

o    investors willing to accept price fluctuations in their investment;

o investors who can tolerate the greater risks associated with common stock investments; and

o investors willing to accept the greater market price fluctuations of smaller companies.

General

      The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund Has Performed

     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns since the Fund's inception. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.
                                [CHART OMITTED]

Year-by-Year Total Return for each full calendar year since the Fund was established.

        1997     36.65%
        1998     -3.55%
        1999    133.34%
        2000    -15.71%

          During the period shown, the highest return for a quarter was 52.13% (4th quarter, 1999), and the lowest return was -24.66% (3rd quarter, 1998).

Average Annual Total Returns:
                                                One Year       Since Inception*
Fountainhead Special Value Fund                 -15.71%          26.84%
Russell Midcap Index                              8.25%          16.09%

*December 31, 1996

                                      FEES AND EXPENSES OF INVESTING IN THE FUND

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee (as a percentage of amount redeemed, if applicable)1........1.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees............................................................1.43%
Distribution (12b-1) Fees...................................................NONE
Other Expenses.............................................................0.60%
Total Annual Fund Operating Expenses.......................................2.03%
Expense Reimbursement2.....................................................0.53%
Net Expenses (after fee waiver and/or expense reimbursement)...............1.50%

1If you redeem your shares within 180 days of purchase, you will be charged a 1% redemption fee. However, if you redeem your shares after the 180-day period, there is no redemption fee.

2The Fund's advisor has contractually agreed to waive fees and/or reimburse Fund expenses through February 28, 2002 to maintain total annual operating expenses at 1.50% of average daily net assets. The Fund has agreed to repay these expenses in the first, second and third fiscal years following the year ending February 28, 2002, to the extent the total expenses of the Fund for any such year or years do not exceed 1.50% of the Fund's average daily net assets or any lower expense limitation or limitations to which the Fund's advisor may otherwise agree.

Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                   1 Year           3 Years           5 Years           10 Years
                   $158             $489              $843              $1841



                                                     HOW TO BUY SHARES

     The minimum initial investment in the Fund is $5,000 ($2,000 for IRAs) and minimum subsequent investments are $1,000. There is no minimum for separate employee accounts of corporate retirement plans. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker/dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

o A completed and signed investment application form (which accompanies this Prospectus); and o A check (subject to the minimum amounts) made payable to the Fund.

Mail the application and check to:

      U.S. Mail:                            Overnight:
      Fountainhead Special Value Fund       Fountainhead Special Value Fund
      c/o Unified Fund Services, Inc.       c/o Unified Fund Services, Inc.
      P.O. Box 6110                         431 North Pennsylvania Street
      Indianapolis, Indiana  46206-6110     Indianapolis, Indiana  46204

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (800) 868-9535 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      Firstar Bank, N.A.
      ABA #0420-0001-3
      Attn: Fountainhead Special Value Fund
      Account Name _________________(write in shareholder name)
      For the Account # ______________(write in account number)
      D.D.A. #483885570

     You must mail a signed application to Firstar Bank, N.A., the Fund's custodian, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail or wire. Each additional mail purchase request must contain:

      -your name;
      -your account number(s);
      -the name of your account(s); and
      -a check made payable to Fountainhead Special Value Fund.

Checks should be sent to the Fountainhead Special Value Fund at the address listed above. A bank wire should be sent as outlined above.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                                                   HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently, there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

      U.S. Mail:                            Overnight:
      Fountainhead Special Value Fund       Fountainhead Special Value Fund
      c/o Unified Fund Services, Inc.       c/o Unified Fund Services, Inc.
      P.O. Box 6110                         431 North Pennsylvania Street
      Indianapolis, Indiana  46206-6110     Indianapolis, Indiana  46204

     Requests to sell shares are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), your address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (800) 868-9535. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving, and in a timely fashion, responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Early Redemption Fee - The Fund charges a redemption fee of 1% of the current net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of remaining shareholders to defray Fund portfolio transaction expenses and facilitate portfolio management. This fee applies to shares being redeemed in the order in which they are purchased. The Fund reserves the right to modify the terms of or terminate the fee at any time. The fee is waived for:

a) an account registered as either an IRA or a tax-qualified retirement plan on the books of the Fund's transfer agent, or on the books of certain other third parties that are authorized agents of the Fund; and

b)      shares purchased with reinvested capital gain or dividend distributions.

     If you purchase shares through a broker-dealer or other financial intermediary who maintains your individual account on its books and an omnibus account with the Fund's transfer agent, your recordkeeper may not be able to apply the fee waiver in all of the circumstances discussed above. Before purchasing shares, please check with the Fund to determine if the fee waiver is available.

Additional Information - If you are not certain of the requirements for a redemption, please call the Fund's transfer agent at (800) 868-9535. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission), the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                                           DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays, and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the advisor at their fair value, according to procedures approved by the Fund's Board of Trustees.

                                            DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of both short-term and long-term capital gains. However, the Fund's advisor will attempt to maximize the pay out of long-term capital gains versus short-term capital gains.

     Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                                                  MANAGEMENT OF THE FUND

     King Investment Advisors, Inc., 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898, serves as investment adviser to the Fund. The adviser provides value-oriented equity and balanced management for both taxable and tax-exempt clients, and currently manages approximately $1 billion in assets. During the fiscal year ended October 31, 2000, the Fund paid the advisor a fee equal to an annual average rate of 1.25% of its average daily net assets.

     Roger E. King has been primarily responsible for the day-to-day management of the Fund's portfolio since its inception. Mr. King co-founded the adviser in 1981 and is the majority shareholder. He has served as the firm's President since 1986 and as Chairman since 1993. Mr. King also serves as the portfolio manager to the Fountainhead Kaleidoscope Fund.

     The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers, and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                                                 Financial Highlights

     The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                                                                                Period
                                                                                                                ended

                                                                       For the year ended October 31,         October
                                                                                                                 31,

                                                                  ------------------------------------------
                                                                  ------------------------------------------
                                                                     2000           1999           1998        1997 (a)
                                                                  ------------   -----------    ------------  -----------
                                                                  ------------   -----------    ------------  -----------
Selected Per Share Data

Net asset value, beginning of period                                  $ 22.86       $ 12.61         $ 13.35      $ 10.00
                                                                  ------------   -----------    ------------  -----------
                                                                  ------------   -----------    ------------  -----------
Income from investment operations
  Net investment income (loss)
                                                                       (0.31)        (0.16)          (0.09)       (0.02)
  Net realized and unrealized gain (loss)                                5.70         10.41          (0.51)         3.37
                                                                  ------------   -----------    ------------  -----------
                                                                  ------------   -----------    ------------  -----------
Total from investment operations                                         5.39         10.25          (0.60)         3.35
                                                                  ------------   -----------    ------------  -----------
                                                                  ------------   -----------    ------------ ------------
Less distributions from net realized gain                              (1.04)          0.00          (0.14)         0.00
                                                                  ------------   -----------    ------------  -----------
Net asset value, end of period                                        $ 27.21       $ 22.86         $ 12.61      $ 13.35
                                                                  ============   ===========    ============  ===========
                                                                  ============   ===========    ============  ===========

Total Return                                                          23.35%         81.28%         (4.67)%      33.70%  (b)

Ratios and Supplemental Data

Net assets, end of period (000)                                      $ 24,921      $ 14,068         $ 6,637      $ 2,629
Ratio of expenses to average net assets                                 1.42%         1.25%           1.20%        0.97%  (c)
Ratio of expenses to average net assets
   before fee waivers and reimbursement                                 2.03%         2.50%           2.76%        8.25%  (c)
Ratio of net investment income (loss) to
  average net assets                                                  (1.15)%       (0.95)%         (0.67)%      (0.16)%  (c)
Ratio of net investment income (loss) to
  average net assets
  before fee waivers and reimbursement                                (1.76)%       (2.20)%         (2.22)%      (7.45)%  (c)
Portfolio turnover rate                                               125.24%       177.56%         108.31%      130.63%  (c)

(a)  December 31, 1996 (commencement of operations) to October 31, 1997
(b)  For periods of less than a full year, total return is not annualized.
(c)  Annualized


                                                      PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

         Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you: o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                                                   FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Fund at 800-868-9535 to request a free copy of the SAI, the Fund's annual and/or semi-annual reports, to make shareholder inquiries, or to request other information about the Fund.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address, publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                               FOUNTAINHEAD SPECIAL VALUE FUND

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                        March 1, 2001

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Fountainhead Special Value Fund dated March 1, 2001. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000 ("Annual Report"). A free copy of the Prospectus and Annual Report can be obtained by writing the transfer agent at 431 N. Pennsylvania St., Indianapolis, IN 46204 or by calling 1-800-868-9535.

                                                      TABLE OF CONTENTS

                                                                            PAGE

DESCRIPTION OF THE TRUST AND FUND...............................................

ADDITIONAL INFORMATION ABOUT FUND
INVESTMENTS AND RISK CONSIDERATIONS.............................................

INVESTMENT LIMITATIONS..........................................................

THE INVESTMENT ADVISOR..........................................................

TRUSTEES AND OFFICERS...........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................

DETERMINATION OF SHARE PRICE....................................................
INVESTMENT PERFORMANCE..........................................................

CUSTODIAN.......................................................................

FUND SERVICES...................................................................

ACCOUNTANTS.....................................................................

DISTRIBUTOR.....................................................................

FINANCIAL STATEMENTS............................................................

DESCRIPTION OF THE TRUST AND FUND

     Fountainhead Special Value Fund (the "Fund") was organized as a diversified series of AmeriPrime Funds (the "Trust") on December 31, 1996. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on December 31, 1996.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the Shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of
Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     As of February 7, 2001, the following persons may be deemed to beneficially own five percent (5%) or more of the Fountainhead Special Value Fund: Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94104 - 28.01%; Roger E. King, 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056 - 9.78%; and National Financial, One World Financial Center, 200 Liberty Street, New York, New York 10281- 8.54%.

     As of February 7, 2001, Schwab may be deemed to control the Fund as a result of its beneficial ownership of the shares of the Fund. As the controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

     As of February 7, 2001, the officers and trustees as a group owned less than one percent (1%) of the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section discusses some of the investments the Fund may make and some of the techniques it may use.

     A. Equity Securities. Equity securities include common stock, preferred stock and common stock equivalents (such as convertible preferred stock, and rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its net assets at the time of purchase in rights or warrants.

     B. Fixed Income Securities. The Fund may invest in fixed income securities. Fixed income securities include corporate debt securities, U.S. government securities, and participation interests in such securities. Fixed income securities generally are considered to be interest rate sensitive, which means that their value generally will decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

     Corporate debt securities are long-term and short-term debt obligations issued by companies; (these securities include publicly issued and privately placed bonds, notes and commercial paper). The advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will not invest more than 5% of the value of its net assets in securities that are below investment grade, and will not purchase debt securities rated below B by S&P or Moody's, or unrated securities which are determined by the advisor to be of inferior quality to securities so rated.

     Obligations issued by the U.S. government or by an agency of the U.S. government ("U.S. Government Obligations") may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills, and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation (FHLMC), are supported only by the credit of the issuing agency, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

     The Fund may buy and sell securities on a when issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Fund's custodian, cash, or U.S. government securities in an amount sufficient to meet the purchase price. The Fund will not invest more than 25% of its total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the advisor deems it appropriate.

     C. Repurchase Agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the advisor to be creditworthy. The advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 5% of its net assets in repurchase agreements.

     D. Reverse Repurchase Agreements. Reverse repurchase agreements involve sales of portfolio securities by the Fund to member banks of the Federal Reserve System or recognized securities dealers, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved. The Fund's objective in such a transaction would be to obtain funds to pursue additional investment opportunities whose yield would exceed the cost of the reverse repurchase transaction. Generally, the use of reverse repurchase agreements should reduce portfolio turnover and increase yield.

     In connection with each reverse repurchase agreement, the Fund will direct its custodian to place cash or U.S. Government Obligations in a separate account in an amount equal to the repurchase price. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses.

     E. Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements and reverse repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 5% of its net assets in illiquid securities.

     F. Foreign Securities. The Fund may invest up to 5% of its net assets at the time of purchase in foreign equity securities including common stock, preferred stock, common stock equivalents issued by foreign companies and foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets). The Fund has no present intention to invest in unsponsored ADRs.

     Foreign government obligations generally consist of debt securities supported by national, state, or provincial governments, or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly known as the World Bank); the European Coal and Steel Community; the Asian Development Bank; and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer, including international issuers. An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

     Purchases of foreign securities are usually made in foreign currencies and, as a result, the Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies generally are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges; changes in the administrations or economic and monetary policies of foreign governments; the imposition of exchange control regulations; the possibility of expropriation decrees and other adverse foreign governmental action; the imposition of foreign taxes; less liquid markets; less government supervision of exchanges, brokers, and issuers; difficulty in enforcing contractual obligations; delays in settlement of securities transactions; and greater price volatility. In addition, investing in foreign securities generally will result in higher commissions than investing in similar domestic securities.

     G. Option Transactions. Up to 15% of the Fund's net assets may be invested in option transactions involving individual securities and market indices. An option involves either the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted, but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted and, in return, the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that the Fund will own the underlying security (for a call option); will segregate with the custodian high quality, liquid debt obligations equal to the option exercise price (for a put option); or, (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. Government Obligations or to deposit liquid, high quality debt obligations in a separate account with the custodian.

     The purchase and writing of options involves certain risks; including, for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to an indeterminate liability. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss if the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

     H. Hedging Transactions. The Fund may hedge all or a portion of its portfolio investments through the use of options and futures contracts. The objective of the hedging program is to protect a profit or offset a loss in a portfolio security from future price erosion or to assure a definite price for a security by acquiring the right or option to purchase or to sell a fixed amount of the security at a future date. For example, in order to hedge against the risk that the value of the Fund's portfolio securities may decline, the fund might sell futures contracts on stock indices. When hedging of this character is successful, any depreciation in the value of the hedged portfolio securities will be substantially offset by an increase in the Fund's equity in the stock index futures position. When hedging of this character is successful, the Fund could lose more money than it originally invested in the hedged portfolio security.

     There is no assurance that the objective of the hedging program will be achieved, since the success of the program will depend on the advisor's ability to predict the future direction of the relevant security or stock index, and incorrect predictions by the advisor may have an adverse effect on the Fund. In this regard, skills and techniques necessary to arrive at such predictions are different from those needed to predict price changes in individual stocks.

     A stock index futures contract is a binding contractual commitment which involves the payment or receipt of payments representing, respectively, the loss or gain of a specified market index. Ordinarily, the Fund would enter into stock index futures contracts to hedge its investments in common stocks. Futures contracts are traded on exchanges licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). The Fund will be subject to any limitations imposed by the exchanges with respect to futures contracts trading and positions. A clearing corporation associated with the particular exchange assumes responsibility for all purchases and sales and guarantees delivery and payment on the contracts. Although most futures contracts call for actual delivery or acceptance of the underlying securities or currency, in most cases the contracts are closed out before settlement date without the making or taking of delivery. Closing out is accomplished by entering into an offsetting transaction, which may result in a profit or a loss. There is no assurance that the Fund will be able to close out a particular futures contract.

     A hedging strategy involving options and futures contracts entails some risks. For example, the total premium paid for an option may be lost if the Fund does not exercise the option or futures contract, or the writer does not perform his obligations. It is also possible that the futures contracts selected by the Fund will not follow the price movement of the underlying stock index. If this occurs, the hedging strategy may not be successful. Further, if the Fund sells a stock index futures contract and is required to pay an amount measured by any increase in the market index, the Fund will be exposed to an indeterminate liability. In addition, a liquid secondary market may not exist for any particular option or futures contract at any specific time.

     The Fund will incur transactional costs in connection with the hedging program. When the Fund purchases or sells a futures contract, an amount of cash and liquid assets will be deposited in a segregated account with the custodian to guarantee performance of the futures contract. The amount of such deposits will depend upon the requirements of each exchange and broker and will vary with each futures contract. Because open futures contract positions are marked to market and gains and losses are settled on a daily basis, the Fund may be required to deposit additional funds in such a segregated account if the Fund has incurred a net loss on its open futures contract positions on any day.

     The Trust has filed a supplemental notice of eligibility with the CFTC to claim relief from regulation as a commodity "pool" within the meaning of the CFTC's regulations. In its filing, the Trust has represented that the Fund's transactions in futures contracts will constitute bona fide hedging transactions within the meaning of such regulations and that the Fund will enter into commitments which require as deposits for initial margin for futures contracts no more than 5% of the fair market value of its assets.

     I. Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

     In connection with its short sales, the Fund will be required to maintain a segregated account with the custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 15% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited. The Fund's policy with respect to short sales is Non-Fundamental (see Investment Limitations below), and may be changed by the Board of Trustees without the vote of the Fund's shareholders.

     J. Corporate Debt Securities. Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consist of unsecured short term (usually from one to 270 days) promissory notes issued by corporations in order to finance their current operations.

     K. Borrowing. The Fund may borrow up to one third of the value of its total assets as a temporary measure for extraordinary or emergency purposes, including borrowing to meet redemption requests. Because the Fund's investments will fluctuate in value, whereas the interest obligations on borrowed funds may be fixed, during times of borrowing the Funds' net asset value may tend to increase more when its investments increase in value, and decrease more when its investments decrease in value. In addition, interest costs on borrowings may fluctuate with changing market interest rates and may partially offset or exceed the return earned on the borrowed funds. Also, during times of borrowing under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The Fund will not purchase any securities while borrowings representing more than 5% of its assets are outstanding. The Fund, not the advisor, pays borrowing costs such as interest.

     L. Loans of Portfolio Securities. The Fund may make loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the advisor in response to requests of broker-dealers or institutional investors which the advisor deems qualified, the borrower must agree to maintain collateral in the form of cash or U.S. Government Obligations with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities, and it may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the SAI, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff; and (b) as described in the Prospectus and the SAI.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities, or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association, corporation or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within 90 days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     ii. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not invest more than 5% of its net assets in reverse repurchase agreements.

     iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     iv. Short Sales. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

     v. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

     vi. Repurchase Agreements. The Fund will not invest more than 5% of its net assets in repurchase agreements.

     vii. Illiquid Investments. The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISOR

     The Fund's investment advisor is King Investment Advisors, Inc., Two Post Oak Central, 1980 Post Oak Boulevard, Suite 2400, Houston, Texas 77056-3898 ("King," or the "Advisor"). Roger E. King may be deemed to be a controlling person of the Advisor due to his ownership of a majority of its shares.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.43% of the average daily net assets of the Fund. For the fiscal years ended October 31, 1998, 1999 and 2000, the Fund paid advisory fees of $63,759, $128,855 and $296,201, respectively.

     The Advisor retains the right to use the name "Fountainhead" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Fountainhead" automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


==================================== ================ ======================================================================
Name, Age and Address                Position                        Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       Managing Director of Unified Fund Services, Inc., the Fund's
1793 Kingswood Drive                 Secretary and    transfer agent, fund accountant and administrator, since October
Suite 200                            Trustee          2000.  President, Treasurer and Secretary of AmeriPrime Financial
Southlake, Texas  76092                               Services, Inc., a fund administrator, (which merged with Unified
Year of Birth:  1958                                  Fund Services, Inc.) from 1994 through October 2000.  President,
                                                      Treasurer and Secretary of AmeriPrime Financial Securities, Inc.,
                                                      the Fund's distributor, from 1994 through November 2000; President and Trustee of AmeriPrime Advisors Trust and AmeriPrime Insurance
                                                      Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
*Robert A. Chopyak                   Treasurer        Assistant  Vice-President of Financial  Administration of Unified Fund
1793 Kingswood Drive                 and Chief        Services,  Inc.,  the  Fund's  transfer  agent,  fund  accountant  and
Suite 200                            Financial        administrator,  since August  2000.  Manager of  AmeriPrime  Financial
Southlake, Texas  76092              Officer          Services,  Inc.  from  February  2000 to August  2000.  Self-employed,
Year of Birth:  1968                                  performing Y2K testing,  January 1999 to January 2000.  Vice President of Fund  Accounting,  American  Data  Services,  Inc.,  a mutual  fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Steve L. Cobb                        Trustee          President  of  Chandler  Engineering  Company,  L.L.C.,  oil  and  gas
2001 N. Indianwood Avenue                             services  company since 1997;  various  positions with Carbo Ceramics,
Broken Arrow, OK  74012                               Inc., oil field  manufacturing/supply  company, from 1984 to 1997, most
Year of Birth:  1957                                  recently Vice President of Marketing.
------------------------------------ ---------------- ----------------------------------------------------------------------
Gary E. Hippenstiel                  Trustee          Director, Vice President and Chief Investment Officer of Legacy
600 Jefferson Street                                  Trust Company since 1992; President and Director of Heritage Trust
Suite 350                                             Company from 1994-1996; Vice President and Manager of Investments of
Houston, TX  77002                                    Kanaly Trust Company from 1988 to 1992.
Year of Birth:  1947
==================================== ================ ======================================================================

     The compensation paid to the Trustees of the Trust for the Fund's fiscal year ended October 31, 2000 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

============================== ================== =============================

                                   Aggregate           Total Compensation
            Name                 Compensation       From Trust (the Trust is
                                  from Trust         Not in a Fund Complex)
------------------------------ ------------------ -----------------------------
Kenneth D. Trumpfheller                0                        0
------------------------------ ------------------ -----------------------------
Steve L. Cobb                      $19,250                 $19,250
------------------------------ ------------------ -----------------------------
Gary E. Hippenstiel                $19,250                 $19,250
============================== ================== =============================

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer, and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities, and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund directed to brokers $24,431,822.92 (on which commissions were $51,396.95) during the fiscal year ended October 31, 2000.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker/dealers if the same or a better price, including commissions and executions, is available. Fixed income securities normally are purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter, and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Trust and another of the Advisor's clients may seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the fiscal years ended October 31, 1998, 1999 and 2000, the Fund paid brokerage commissions of $29,416, $44,128 and $45,432, respectively.

     The Trust, the Advisor and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

     The price (net asset value or "NAV") of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the NAV. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the NAV, see "Determination of Net Asset Value" in the Prospectus.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         P(1+T)n=ERV

Where:            P     =a hypothetical $1,000 initial investment
                  T     =average annual total return
                  n     =number of years
                  ERV   =ending redeemable value at the end of the applicable
                         period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the NAV on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period December 31, 1996 (commencement of operations) through October 31, 2000 and for the fiscal year ended October 31, 2000, the Fund's average annual total returns were 185.01% and 23.35%, respectively.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered by the Advisor to be representative of or similar to the portfolio holdings of the Fund or considered by the Advisor to be representative of the stock market in general. The Fund may use the Russell Mid Cap Index, the S&P 400 Mid Cap Index, the Russell 2000 Index or the Standard & Poor's 500 Stock Index.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     Firstar Bank,  N.A.,  425 Walnut  Street,  Cincinnati,  Ohio 45202,  is the
custodian of the Fund's investments. The custodian acts as the Fund's depository; safekeeps its portfolio securities; collects all income and other payments with respect thereto; disburses funds at the Fund's request; and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.20 per shareholder (subject to a minimum monthly fee of $900 per Fund) for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). Unified began providing fund accounting services to the Fund on November 1, 1998. For the fiscal years ended October 31, 1999 and 2000, Unified received $15,797 and $23,900, respectively, from the Fund on behalf of the Fund for these accounting services.

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal years ended October 31, 1998, 1999 and 2000, Unified received $25,000, $32,500 and $30,000, respectively, from the Fund on behalf of the Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date).

ACCOUNTANTS

     The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending October 31, 2001. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is a registered principal of, and may be deemed to be an affiliate of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000. The Fund will provide the Annual Report without charge on written request or by calling the Fund at 800-868-9535.















Investment Company Act #811-9096

                                                Globalt Growth Fund

                                                    PROSPECTUS

                                                   March 1, 2001


INVESTMENT OBJECTIVE:
Provide long term growth of capital




3060 Peachtree Road, N.W.
One Buckhead Plaza, Suite 225
Atlanta, Georgia 30305
http://www.globalt.com
877-Buy-GROWX (877-289-4769)




























     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                 TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY

FEES AND EXPENSES OF INVESTING IN THE FUND

HOW TO BUY SHARES

HOW TO REDEEM SHARES

DETERMINATION OF NET ASSET VALUE

DIVIDENDS, DISTRIBUTIONS AND TAXES

MANAGEMENT OF THE FUND

FINANCIAL HIGHLIGHTS

PRIVACY POLICY

FOR MORE INFORMATION                                                  Back Cover

                                                RISK/RETURN SUMMARY

Investment Objective

     The investment objective of the GLOBALT Growth Fund is to provide long term growth of capital.

Principal Strategies

     The Fund invests primarily in common stocks of larger capitalization U.S. companies (those with market capitalizations of $3 billion or more) with multi-national exposure. The Fund's investment adviser, GLOBALT, Inc., selects investments which it believes offer superior growth potential, based on certain fundamental and technical standards of selection. These standards of selection may include:

o        positive trends in stock analysts' estimates,
o        quarterly earnings that exceed consensus forecasts by Wall Street analysts,
o        low price-to-value ratios, and
o        superior long term growth rate  potential as determined by such factors
         as  recent  company  earnings  analysis,   cyclical  outlook,  industry
         analysis and specific company competitive advantages.

     The adviser seeks to limit investment risk by diversifying the Fund's investments across a broad range of economic sectors, industries and companies.

     As the adviser believes exposure to rapidly growing foreign markets enhances growth potential, stocks in the Fund's portfolio will be of U.S. companies which compete in both U.S. and foreign economies and thus, in the adviser's opinion, are globally positioned for success. It is anticipated that, in the aggregate, the stocks in the Fund's portfolio will derive a substantial portion of their future business outside of the U.S.

     After screening for U.S. companies with greater exposure to foreign markets, the adviser uses the stock selection process described above to assemble the portfolio. As the Fund will primarily invest in growth-oriented stocks, it is expected that the Fund will generate a total return that is predominantly derived from long term capital appreciation. Although current income in the form of dividends is also expected, income is incidental to the Fund's principal strategies.

     The Fund may sell a security when the adviser believes that a company's financial and/or competitive position is deteriorating, the company's score in the adviser's research process worsens, or the adviser identifies a better investment opportunity.

Principal Risks of Investing in the Fund

o Management Risk. The strategy used by the Fund's adviser may fail to produce the intended results.
o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

o Foreign Operations Risk. Because the companies in which the Fund invests depend heavily on foreign sales, any serious foreign economic or political problems, or significant fluctuations in currency exchange rates, could have a negative impact on the Fund.

o Sector Risk. If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.
     The Fund may have a greater concentration in technology companies and weakness in this sector could result in significant losses to the Fund. Technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence.
o Portfolio Turnover Risk. The Fund may at times have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for You?

      The Fund may be suitable for:

o Long term investors seeking a fund with a growth investment strategy o Investors willing to accept price fluctuations in their investment o Investors who can tolerate the greater risks associated with common stock investments

General

      The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in an attempt to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund has Performed [update chart for 2000]


     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns since the Fund's inception. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance is not necessarily an indication of its future performance.
                [CHART OMITTED]

Year-by-Year Total Return for each full calendar year since the Fund was established.

        1996    19.99%
        1997    28.67%
        1998    25.84%
        1999    27.15%
        2000   -17.09%

     During the period shown, the highest return for a quarter was 23.26% (4th quarter, 1999); and the lowest return was -17.89% (4th quarter, 2000).

Average Annual Total Returns:
                                    One Year      Five Years    Since Inception*
The Fund                            -17.09%         15.42%         16.53%
S&P 500 Index                       -10.14%         15.90%         16.50%

*December 1, 1995

                                    FEES AND EXPENSES OF INVESTING IN THE FUND

     The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee..............................................................NONE
Exchange Fee................................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees............................................................1.17%
Distribution (12b-1) Fees...................................................NONE
Other Expenses.............................................................0.01%
Total Annual Fund Operating Expenses.......................................1.18%

Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

               1 year           3 years           5 years           10 years
               $124             $386              $668              $1,471

                                                 HOW TO BUY SHARES

     The minimum initial investment in the Fund is $25,000 and minimum subsequent investments are $5,000. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums may apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

    By Mail - You may make a direct initial investment by following these steps:

o complete and sign the investment application form which accompanies this Prospectus; o write a check (subject to the minimum amounts) made payable to the Fund; o mail the application and check to:

U.S. Mail:                            Overnight:
      GLOBALT Growth Fund                       GLOBALT Growth Fund
      c/o Unified Fund Services, Inc.           c/o Unified Fund Services, Inc.
      P.O. Box 6110                             431 North Pennsylvania Street
      Indianapolis, Indiana  46206-6110         Indianapolis, Indiana  46204

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at (877) 289-4769 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      Firstar Bank, N.A.
      ABA #0420-0001-3
      Attn: GLOBALT Growth Fund

      Account Name _________________(write in shareholder name)
      For the Account # ______________(write in account number)
      D.D.A.# 483889739

     You must mail a signed application to Firstar Bank, N.A, the Fund's custodian, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

         -your name                         -the name of your account(s)
         -your account number(s)    -a check made payable to GLOBALT Growth Fund

Checks should be sent to the GLOBALT Growth Fund at the address listed above. A bank wire should be sent as outlined above.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                                               HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

         U.S. Mail:                                  Overnight:
         GLOBALT Growth Fund :              GLOBALT Growth Fund
         c/o Unified Fund Services, Inc.    c/o Unified Fund Services, Inc.
         P.O. Box 6110                      431 North Pennsylvania Street
         Indianapolis, Indiana  46206-6110  Indianapolis, Indiana  46204

     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (877) 289-4769. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at (877) 289-4769. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $25,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                                       DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

                                        DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

     Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                                              MANAGEMENT OF THE FUND

     GLOBALT, Inc., 3060 Peachtree Road, N.W., One Buckhead Plaza, Suite 225, Atlanta, Georgia 30305, serves as investment adviser to the Fund. The adviser manages large capitalization equity, medium capitalization equity, balanced and fixed income portfolios for a variety of tax-exempt and taxable clients. During the fiscal year ended October 31, 2000, the Fund paid the adviser a fee equal to 1.17% of its average daily net assets.

     The investment decisions for the Fund are made by a committee of the adviser, which is primarily responsible for the day-to-day management of the Fund's portfolio.

     The Fund's  adviser pays all of the  operating  expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser. The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                                               FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                                                                       Period
                                                                                                       ended

                                            Years ended October 31,                                    October 31,
                                            --------------------------------------------------------
                                               2000            1999         1998           1997        1996 (a)
                                            --------------------------------------------------------   --------------
Selected Per Share Data

Net asset value, beginning of period             $19.53         $16.14       $15.66          $12.48           $10.00
                                            ------------    -----------  -----------   -------------   --------------
Income from investment operations:

Net investment income (loss)                     (0.09)         (0.05)         0.02            0.01             0.01
Net realized and unrealized gain                   2.23           4.27         1.86            3.34             2.47
                                            ------------    -----------  -----------   -------------   --------------
Total from investment operations                   2.14           4.22         1.88            3.35             2.48
                                            ------------    -----------  -----------   -------------   --------------
Less distributions

From net investment income                         0.00         (0.02)       (0.01)            0.00             0.00
From net realized gain                           (0.95)         (0.81)       (1.39)          (0.17)             0.00
                                            ------------    -----------  -----------   -------------   --------------
Total distributions

                                                 (0.95)         (0.83)       (1.40)          (0.17)             0.00
                                            ------------    -----------  -----------   -------------   --------------
Net asset value, end of period                   $20.72         $19.53       $16.14          $15.66           $12.48
                                            ============    ===========  ===========   =============   ==============

Total Return                                     10.78%         26.67%       13.28%          27.15%           24.80% (b)

Ratios and Supplemental Data

Net assets, end of period (000)                 $21,110        $16,934      $11,709          $8,003           $3,443
Ratio of expenses to average net assets           1.18%          1.17%        1.17%           1.17%            1.16% (c)
Ratio of expenses to average net assets
  before reimbursement                            1.18%          1.18%        1.19%           1.19%            1.25% (c)
Ratio of net investment income (loss) to
  average net assets                            (0.45)%        (0.27)%        0.14%           0.06%            0.11% (c)
Ratio of net investment income (loss) to
  average net assets before reimbursement       (0.45)%        (0.28)%        0.12%           0.04%            0.02% (c)
Portfolio turnover rate                         159.09%        120.46%       83.78%         110.01%           66.42% (c)

(a) December 1, 1995 (commencement of operations) to October 31, 1996 (b) For periods of less than a full year, total return is not annualized.

(c)  Annualized

                                                  PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

         Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you: o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                                               FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations.
Shareholder  reports  contain  management's  discussion  of  market  conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Fund at 877-Buy-Growx (877-289-4769) to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-9096




                                                 GLOBALT GROWTH FUND

                                         STATEMENT OF ADDITIONAL INFORMATION

                                                    March 1, 2001

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of GLOBALT Growth Fund dated March 1, 2001. This SAI incorporates by reference to the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 2000 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at 431 N. Pennsylvania St., Indianapolis, IN 46204, or by calling 1-877-BUY-GROWX (877-289-4769).

                                                  TABLE OF CONTENTS
                                                                            PAGE

DESCRIPTION OF THE TRUST AND FUND...............................................

ADDITIONAL INFORMATION ABOUT FUND
INVESTMENTS AND RISK CONSIDERATIONS.............................................

INVESTMENT LIMITATIONS..........................................................

THE INVESTMENT ADVISER..........................................................

TRUSTEES AND OFFICERS...........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................

DETERMINATION OF SHARE PRICE....................................................

INVESTMENT PERFORMANCE..........................................................

CUSTODIAN.......................................................................

FUND SERVICES...................................................................

ACCOUNTANTS.....................................................................

DISTRIBUTOR.....................................................................

FINANCIAL STATEMENTS............................................................

14

DESCRIPTION OF THE TRUST AND FUND

     GLOBALT Growth Fund (the "Fund") was organized as a diversified series of AmeriPrime Funds (the "Trust") on October 20, 1995. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on December 1, 1995.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the transfer agent for the account of the shareholders. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of
Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     As of February 20, 2001, the following persons may be deemed to beneficially own five percent (5%) or more of the Fund: First Tennessee Cash Account, 165 Madison Avenue, Memphis, Tennessee 38103, 7.66%; Charles Schwab & Co., 101 Montgomery Street, San Francisco, CA, 7.54%; and Glidden Treasurer, 3400 Peachtree Road, NE, Suite 1735, Atlanta, GA 30326, 7.12%.

     As of February 20, 2001, the officers and trustees as a group owned less than one percent (1%) of the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use, as described in the Prospectus (see "Investment Objectives and Strategies" and "Investment Policies and Techniques and Risk Considerations").

     A. Equity Securities. Equity securities include common stock, preferred stock and common stock equivalents (such as convertible preferred stock, rights and warrants). Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its net assets at the time of purchase in each of the following: rights, warrants, or convertible preferred stocks.

     B. Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the adviser (subject to review by the Board of Trustees) to be creditworthy. The adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 5% of its net assets in repurchase agreements.

     C. Other Investment Companies. The Fund is permitted to invest in other investment companies at any time. The Fund will not purchase more than 3% of the outstanding voting stock of any investment company. If the Fund acquires securities of another investment company, the shareholders of the Fund will be subject to duplicative management fees.

     D. Fixed Income Securities. The Fund may temporarily invest in short term fixed income securities. The Fund will limit its investment in fixed income securities to corporate debt securities and U.S. government securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

     E. Financial Services Industry Obligations. The Fund may invest up to 5% of its net assets in each of the following obligations of the financial services industry:

     (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

     (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate.

     (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     F. Option Transactions. The Fund may engage in option transactions involving individual securities and market indices. An option involves either
(a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option); will segregate with the Custodian high quality liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the Custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit liquid high quality debt obligations in a separate account with the Custodian.

     The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to an indeterminate liability. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

     G. Loans of Portfolio Securities. The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the adviser in response to requests of broker-dealers or institutional investors which the adviser deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     ii.Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

     iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     iv. Short Sales. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

     v. Options. The Fund will not purchase or sell puts, calls, options or straddles, except as described in the Prospectus and the Statement of Additional Information.

     vi. Repurchase Agreements. The Fund will not invest more than 5% of its net assets in repurchase agreements.

     vii. Illiquid Investments. The Fund will not invest in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

THE INVESTMENT ADVISER

     The Fund's investment adviser is GLOBALT, Inc., 3060 Peachtree Road, N.W., One Buckhead Plaza, Suite 225, Atlanta, Georgia 30305 (the "Adviser"). Samuel Allen may be deemed to be a controlling person of the Adviser due to his ownership of its shares and his position as Chief Executive Officer.

     Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund (including organizational expenses) except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses of securities sold short), fees and expenses of the non-interested person trustees and extraordinary expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.17% of the average daily net assets of the Fund. For the fiscal years ended October 31, 1998, 1999 and 2000, the Fund paid advisory fees of $122,484, $183,642 and $238,783, respectively.

     The Adviser retains the right to use the name "GLOBALT" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "GLOBALT" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

     The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

==================================== ================ ======================================================================
Name, Age and Address                Position                        Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       Managing Director of Unified Fund Services, Inc., the Fund's
1793 Kingswood Drive                 Secretary and    transfer agent, fund accountant and administrator, since October
Suite 200                            Trustee          2000.  President, Treasurer and Secretary of AmeriPrime Financial
Southlake, Texas  76092                               Services, Inc., a fund administrator, (which merged with Unified
Year of Birth:  1958                                  Fund Services, Inc.) from 1994 through October 2000.  President,
                                                      Treasurer and Secretary of AmeriPrime Financial Securities, Inc.,
                                                      the Fund's distributor, from 1994 through November 2000; President and Trustee of AmeriPrime Advisors Trust and AmeriPrime Insurance
                                                      Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
*Robert A. Chopyak                   Treasurer        Assistant  Vice-President of Financial  Administration of Unified Fund
1793 Kingswood Drive                 and Chief        Services,  Inc.,  the  Fund's  transfer  agent,  fund  accountant  and
Suite 200                            Financial        administrator,  since August  2000.  Manager of  AmeriPrime  Financial
Southlake, Texas  76092              Officer          Services,  Inc.  from  February  2000 to August  2000.  Self-employed,
Year of Birth:  1968                                  performing Y2K testing,  January 1999 to January 2000.  Vice President of Fund  Accounting,  American  Data  Services,  Inc.,  a mutual  fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Steve L. Cobb                        Trustee          President  of  Chandler  Engineering  Company,  L.L.C.,  oil  and  gas
2001 N. Indianwood Avenue                             services  company since 1997;  various  positions with Carbo Ceramics,
Broken Arrow, OK  74012                               Inc., oil field  manufacturing/supply  company, from 1984 to 1997, most
Year of Birth:  1957                                  recently Vice President of Marketing.
------------------------------------ ---------------- ----------------------------------------------------------------------
Gary E. Hippenstiel                  Trustee          Director, Vice President and Chief Investment Officer of Legacy
600 Jefferson Street                                  Trust Company since 1992; President and Director of Heritage Trust
Suite 350                                             Company from 1994-1996; Vice President and Manager of Investments of
Houston, TX  77002                                    Kanaly Trust Company from 1988 to 1992.
Year of Birth:  1947
==================================== ================ ======================================================================

     The compensation paid to the Trustees of the Trust for the Fund's fiscal year ended October 31, 2000 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust is responsible for a portion of the Trustee fees.

============================ ===================== ============================
Name                         Aggregate                  Total Compensation
                             Compensation from       from Trust (the Trust is
                             Trust                 not in a Fund Complex)
---------------------------- --------------------- ----------------------------
Kenneth D. Trumpfheller              0                           0
---------------------------- --------------------- ----------------------------
Steve L. Cobb                    $19,250                    $19,250
---------------------------- --------------------- ----------------------------
Gary E. Hippenstiel              $19,250                    $19,250
============================ ===================== ============================

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. Due to research services provided by brokers, the Fund directed to brokers $63,686,780.67 of brokerage transactions (on which commissions were $46,399.32) during the fiscal year ended October 31, 2000.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Fund and another of the Adviser's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

     For the fiscal years ended October 31, 1998, 1999 and 2000, the Fund paid brokerage commissions of $20,472, $40,441 and $46,267, respectively.

     The Trust, the Adviser and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Fund is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

     Each  Fund  may  periodically  advertise  "average  annual  total  return".
"Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period December 1, 1995 (commencement of operations) through October 31, 2000 and for the fiscal year ended October 31, 2000, the Fund's average annual total returns were 152.25% and 10.78%, respectively.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. The Trustee and officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Adviser of $1.20 per shareholder (subject to a minimum monthly fee of $900 per Fund) for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Adviser equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). Unified began providing accounting services to the Fund on November 1, 1998. For the fiscal years ended October 31, 1999 and 2000, Unified received $19,314 and $23,000, respectively, from the Adviser on behalf of the Fund for these accounting services.

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Adviser equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the fiscal years ended October 31, 1998, 1999 and 2000, Unified received $30,000, $30,000 and $30,000, respectively, from the Adviser on behalf of the Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date).

ACCOUNTANTS

     The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending October 31, 2001. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is a registered principal of, and may be deemed to be an affiliate of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended October 31, 2000. The Trust will provide the Annual Report without charge by calling the Fund at 1-877-289-4769.

                                             Marathon Value Portfolio

                                                    PROSPECTUS

                                                   March 1, 2001


INVESTMENT OBJECTIVE:
Long term capital appreciation





1050 Crown Pointe Parkway, Suite 950
Atlanta, GA 30338
(800) 788-6086






























     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                                 TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY.............................................................

FEES AND EXPENSES OF INVESTING IN THE FUND......................................

HOW TO BUY SHARES...............................................................

HOW TO REDEEM SHARES............................................................

DETERMINATION OF NET ASSET VALUE................................................

DIVIDENDS, DISTRIBUTIONS AND TAXES..............................................

MANAGEMENT OF THE FUND..........................................................

FINANCIAL HIGHLIGHTS............................................................

PRIVACY POLICY..................................................................

FOR MORE INFORMATION..................................................BACK COVER

                                                RISK/RETURN SUMMARY

Investment Objective

     The investment objective of the Marathon Value Portfolio (the "Fund") is to provide shareholders with long term capital appreciation.

Principal Strategies

     The Fund invests primarily in common stocks of U.S. companies that the Fund's advisor believes are undervalued. Undervalued stocks are typically viewed as out-of-favor and have a share price that, in the advisor's opinion, does not reflect the intrinsic value of the company.

     In valuing a company, the advisor takes a long term approach, with an emphasis on management strength and the fundamental profitability of the company's business. To assess management strength, the advisor looks for characteristics such as a long term record of success or positive opinions from industry observers. The advisor seeks companies whose businesses possess, in the advisor's opinion, inherent strength based on factors such as superior production or distribution processes, unique products or quality franchises. The Fund may also purchase a company's stock if the advisor's assessment of the private market value of the company (i.e., the price which knowledgeable buyers and sellers would exchange a comparable business) exceeds, by a material amount, the price of the security. The advisor's assessment of private market value is based on reported similar transactions, information in industry publications or from individuals within the industry, or other sources of information.

     The advisor believes its price driven, value-oriented approach will provide investors with the opportunity for growth, while providing some protection against adverse events. The advisor seeks to reduce risk by buying stocks the advisor believes are reasonably priced relative to the company's earnings and sales, by diversifying broadly and by avoiding current market favorites.

     The advisor's decision to purchase a stock (and the size of the position taken) is made without regard to the market capitalization of the company or its weighting in any market index. At any time, the Fund may have a significant portion of the portfolio invested in smaller companies (those with market capitalizations under $2 billion).

     The Fund may sell a security when the advisor believes the price is no longer undervalued relative to the company's earnings and sales, the company's prospects have deteriorated, there has been a change in management, or better investment opportunities are available.

Principal Risks of Investing in the Fund

o Management Risk. The advisor's value-oriented approach may fail to produce the intended results.
o Smaller Company Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:
o The earnings and prospects of smaller companies are more volatile than larger companies.

o Smaller companies may experience higher failure rates than do larger companies.

o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospect of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall.

o Portfolio Turnover Risk. The Fund may at times have a portfolio turnover rate that is higher than other stock funds. A higher portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance.

o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund right for You?

      The Fund may be suitable for:

o        Long-term investors seeking a fund with a value investment strategy
o Investors who can tolerate the risks associated with common stock investments

o Investors willing to accept the greater market price fluctuations of smaller companies

General

      The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions which are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

How the Fund has Performed

     Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time. The Bar Chart and Performance Table that would otherwise appear in this prospectus have been omitted because, prior to March 28, 2000, the Fund's portfolio was managed by a different investment advisor.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ...........................NONE
Maximum Deferred Sales Charge (Load)........................................NONE
Redemption Fee..............................................................NONE
Exchange Fee................................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees............................................................1.25%
Distribution (12b-1) Fees...................................................NONE
Other Expenses ............................................................0.07%
Total Annual Fund Operating Expenses ......................................1.32%
Expense Reimbursement1.....................................................0.04%
Net Expenses ..............................................................1.28%

1Management fees have been restated, because the Fund changed advisors on March 28, 2000.

2The Fund's advisor has contractually agreed through February 28, 2006 to reimburse the Fund for the fees and expenses of the disinterested Trustees, but only to the extent necessary to maintain the Fund's total annual operating expenses at 1.28% of average daily net assets.

Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

                  1 year           3 years           5 years           10 years
                  $134             $418              $723              $1,588

                                                 HOW TO BUY SHARES

     The minimum initial investment in the Fund is $2,500 and minimum subsequent investments are $100. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

     By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus); and o a check (subject to the minimum amounts) made payable to the Fund.

      Mail the application and check to:

U.S. Mail:  Marathon Value Portfolio  Overnight: Marathon Value Portfolio
            c/o Unified Fund Services, Inc.      c/o Unified Fund Services, Inc.
            P.O. Box 6110                        431 North Pennsylvania Street
            Indianapolis, Indiana 46206-6110     Indianapolis, Indiana 46204

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc. the Fund's transfer agent at (800) 788-6086 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, provide your bank with the following information for purposes of wiring your investment:

      Firstar Bank, N.A.
      ABA #0420-0001-3
      Attn: Marathon Value Portfolio

      Account Name _________________(write in shareholder name) For the Account # ______________(write in account number) D.D.A.#488886904

     You must mail a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

      -your name                    -the name of your account(s)
      -your account number(s)  -a check made payable to Marathon Value Portfolio

Checks should be sent to the Marathon Value Portfolio at the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund's transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund's transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                                               HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. Presently there is no charge for wire redemptions; however, the Fund may charge for this service in the future. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:  Marathon Value Portfolio  Overnight: Marathon Value Portfolio
            c/o Unified Fund Services, Inc.      c/o Unified Fund Services, Inc.
            P.O. Box 6110                        431 North Pennsylvania Street
            Indianapolis, Indiana 46206-6110     Indianapolis, Indiana 46204

     Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the Fund's transfer agent at (800) 788-6086. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the Fund's transfer agent at (800) 788-6086. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax advisor concerning the tax consequences of involuntary redemptions. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. Your shares are subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                                       DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's advisor at their fair value, according to procedures approved by the Fund's board of trustees.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                                        DIVIDENDS, DISTRIBUTIONS AND TAXES

     Dividends and Distributions. The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of capital gains.

     Taxes. In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                                              MANAGEMENT OF THE FUND

     Spectrum Advisory Services, Inc., 1050 Crown Pointe Parkway, Suite 950, Atlanta, GA 30338, serves as investment adviser to the Fund. Spectrum has been providing portfolio management services since its founding in 1991 by Marc S.
Heilweil. The advisor provides equity and fixed income portfolio management services to a select group of individuals, pension and profit sharing plans, trusts, estates and non-profit organizations and, as of January 1, 2001, managed over $4.4 million in assets. For the period March 28, 2000 (when the advisor began serving as advisor to the Fund) through October 31, 2000, the Fund paid the advisor a fee equal to an annual average rate of 1.25% of its average daily net assets.

     Marc S. Heilweil has been primarily responsible for the day-to-day management of the Fund's portfolio since March 28, 2000. Mr. Heilweil has been President of the adviser since 1991. His principal occupation since 1977 has been that of an investment counselor. Mr. Heilweil manages equity and fixed income portfolios for the adviser's clients.

     The adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of non-interested person trustees and extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the advisor. The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

                                               FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                                        Year                  Year                Period
                                                                       ended                 ended                 ended
                                                                    October 31,           October 31,           October 31,
                                                                        2000                  1999               1998 (a)
                                                                  -----------------     -----------------    ------------------
Selected Per Share Data

Net asset value, beginning of period                                       $  9.23               $  8.48              $  10.00
                                                                  -----------------     -----------------    ------------------
Income from investment operations
  Net investment income (loss)                                                0.08                (0.01)                  0.02
  Net realized and unrealized gain (loss)                                     1.07                  0.78                (1.54)
                                                                  -----------------     -----------------    ------------------
Total from investment operations                                              1.15                  0.77                (1.52)
                                                                  -----------------     -----------------    ------------------
Less distributions

  From net investment income (loss)                                           0.00                (0.02)                  0.00
  From realized gain                                                          0.00                  0.00                  0.00
  Return of capital                                                           0.00                  0.00                  0.00
                                                                  -----------------     -----------------    ------------------
Net asset value, end of period                                            $  10.38               $  9.23               $  8.48
                                                                  =================     =================    ==================

Total Return                                                                12.46% (d)             9.04%              (15.20)% (b)

Ratios and Supplemental Data

Net assets, end of period (000)                                             $3,782                $4,116                $3,259
Ratio of expenses to average net assets                                      1.42% (e)             1.48%                 1.47% (c)
Ratio of expenses to average net assets
   before reimbursement                                                      1.49%                 1.51%                 1.50% (c)
Ratio of net investment income (loss) to
   average net assets                                                        0.85%               (0.07)%                 0.36% (c)
Ratio of net investment income (loss) to
   average net assets before reimbursement                                   0.79%               (0.11)%                 0.33% (c)
Portfolio turnover rate                                                    207.02%               140.37%                61.04% (c)

(a)      March 12, 1998 (commencement of operations) to October 31, 1998
(b) For periods of less than a full year, the total return is not annualized.
(c)      Annualized
(d) Effective March 28, 2000 the Fund obtained a new advisor. The total return from March 28, 2000 (date of change in adviser) through October 31, 2000 was 11.37%.

(e) The rate for the current fiscal year is higher than the rate in the prospectus due to activity by the predecessor advisor. The predecessor advisor charged higher fees.

                                                  PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

         Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you: o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                                               FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions, investment strategies and performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Fund at 800-788-6086 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

Investment Company Act #811-9096

                                                  MARATHON VALUE PORTFOLIO

                                             STATEMENT OF ADDITIONAL INFORMATION

                                                        March 1, 2001

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of Marathon Value Portfolio dated March 1, 2001. This SAI incorporates by reference the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000 ("Annual Report"). A free copy of the Prospectus and Annual Report can be obtained by writing the transfer agent at Unified Financial Services, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling (877) 687-7859, or by calling
(800) 788-6086.

                                                      TABLE OF CONTENTS

                                                                            PAGE

DESCRIPTION OF THE TRUST AND FUND...............................................

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
 CONSIDERATIONS.................................................................

INVESTMENT LIMITATIONS..........................................................

THE INVESTMENT ADVISOR..........................................................

TRUSTEES AND OFFICERS...........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE............................................

DETERMINATION OF SHARE PRICE....................................................

INVESTMENT PERFORMANCE..........................................................

CUSTODIAN.......................................................................

FUND SERVICES...................................................................

ACCOUNTANTS.....................................................................
DISTRIBUTOR.....................................................................

FINANCIAL STATEMENTS............................................................

DESCRIPTION OF THE TRUST AND FUND

     Marathon Value Portfolio (the "Fund") was organized as a series of AmeriPrime Funds (the "Trust") on December 29, 1997. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 8, 1995 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Fund commenced operations on March 12, 1998.

     The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Declaration of
Trust can be amended by the Trustees, except that any amendment that adversely effects the rights of shareholders must be approved by the shareholders affected. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the Fund's shareholders.

     As of February 16, 2001, the following persons may be deemed to beneficially own or hold of record five percent (5%) or more of the Fund:
Charles Schwab & Co.  ("Schwab"),  101  Montgomery  Street,  San Francisco,  CA,
65.43%.

     As of February 16, 2001, Schwab may be deemed to control the Fund as a result of its beneficial ownership of the shares of the Fund. As the controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval including changes to the Fund's fundamental policies or the terms of the management agreement with the Fund's advisor.

     As of February 16, 2001, the officers and trustees as a group beneficially owned less than one percent of the Fund.

     For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Share Price" in the Fund's Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a discussion of some of the investments the Fund may make and some of the techniques it may use.

     A. Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. The Fund may invest up to 5% of its net assets at the time of purchase in each of the following: rights, warrants or convertible securities.

     The Fund may invest up to 5% of its assets in foreign equity securities including American Depositary Receipts. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, generally are higher than for U.S. investments.

     Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may invoke increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It also may be difficult to enforce legal rights in foreign countries.

     Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that an advisor will be able to anticipate or counter these potential events and their impacts on the Fund's share price.

     The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities.

     The Fund may invest in foreign securities that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

     American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national market and currencies.

     B. REITs. The Fund may invest up to 15% of its assets in real estate investment trusts ("REITs"). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

     C. Indexed Securities. The Fund may invest up to 5% of its net assets in purchases of securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

     The performance of indexed securities depends to a great extent on the performance of the security, or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

     D. Convertible Securities. A convertible security is a bond, debenture, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock. The Fund may invest up to 5% of its assets in convertible securities rated B or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the advisor to be of comparable quality. Generally, investments in securities in the lower rating categories provide higher yields but involve greater volatility of price and risk of loss of principal and interest than investments in securities with higher ratings. Securities rated lower than Baa by Moody's or BBB by S&P are considered speculative. In addition, lower ratings reflect a greater possibility of an adverse change in the financial conditions affecting the ability of the issuer to make payments of principal and interest. The market price of lower rated securities generally responds to short term corporate and market developments to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates. Lower rated securities will also be affected by the market's perception of their credit quality and the outlook for economic growth.

     In the past, economic downturns or an increase in interest rates have under certain circumstances caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers.

     The prices for these securities may be affected by legislative and regulatory developments. For example, new federal rules require that savings and loan associations gradually reduce their holdings of high-yield securities. An effect of such legislation may be to significantly depress the prices of outstanding lower rated securities. The market for lower rated securities may be less liquid than the market for higher rated securities. Furthermore, the liquidity of lower rated securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher rated securities, and it also may be more difficult during certain adverse market conditions to sell lower rated securities at their fair value to meet redemption requests or to respond to changes in the market.

     If the rating of a security by S&P or Moody's drops below B, the advisor will dispose of the security as soon as practicable (depending on market conditions) unless the advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk. The advisor will consider all factors which it deems appropriate, including ratings, in making investment decisions for the Fund and will attempt to minimize investment risk through conditions and trends. While the advisor may refer to ratings, it does not rely exclusively on ratings, but makes its own independent and ongoing review of credit quality.

     E. Repurchase Agreements. A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of an obligation issued by the U.S. Government or by an agency of the U.S. Government ("U.S. Government Obligations") (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the advisor to be creditworthy. The advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 5% of its net assets in repurchase agreements.

     F. Mortgage-Backed Securities. Mortgage-backed securities include securities representing interests in a pool of mortgages. These securities, including securities issued by FNMA, GNMA and the Federal Home Loan Mortgage Corporation, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. The Fund will only invest in pools of mortgage loans assembled for the sale to investors by agencies or instrumentalities of the U.S. government and will limit their investment to 15% of net assets. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities.

     The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be redeemed upon prepayment). In addition, prepayments of such securities held by the Fund will reduce the share price of each Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

     G. When Issued Securities and Forward Commitments. The Fund may buy and sell securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if the Fund holds, and maintains until the settlement date in a separate account at the Fund's custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. The Fund will not invest more than 5% of its total assets in forward commitments. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to the settlement if the advisor deems it appropriate to do so.

     H.  STRIPS.  The  Federal  Reserve  creates  STRIPS  (Separate  Trading  of
Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. To the extent the Fund purchases the principal portion of the STRIP, the Fund will not receive regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such STRIPS for tax and accounting purposes, in accordance with applicable law, which income is distributable to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because the principal portion of the STRIP does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between the principal portion of the STRIP's purchase price and its face value. The Fund will not invest more than 5% of its net assets in STRIPS.

     I. Illiquid Securities. The portfolio of the Fund may contain illiquid securities. Illiquid securities generally include securities which cannot be disposed of promptly and in the ordinary course of business without taking a reduced price. Securities may be illiquid due to contractual or legal restrictions on resale or lack of a ready market. The following securities are considered to be illiquid: repurchase agreements maturing in more than seven days, nonpublicly offered securities and restricted securities. Restricted securities are securities the resale of which is subject to legal or contractual restrictions. Restricted securities may be sold only in privately negotiated transactions, in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or pursuant to Rule 144 or Rule 144A promulgated under such Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time of the decision to sell and the time such security may be sold under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than the price it could have obtained when it decided to sell. The Fund will not invest more than 5% of its net assets in illiquid securities.

     J. Option Transactions. The Fund may write covered call options. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Options on securities which the Fund sells (writes) will be covered or secured, which means that it will own the underlying security (for a call option); will segregate with the custodian high quality liquid debt obligations equal to the option exercise price (for a put option); or (for an option on a stock index) will hold a portfolio of securities substantially replicating the movement of the index (or, to the extent it does not hold such a portfolio, will maintain a segregated account with the custodian of high quality liquid debt obligations equal to the market value of the option, marked to market daily). When the Fund writes options, it may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit liquid high quality debt obligations in a separate account with the custodian. The Fund may also buy and write put options on securities and securities indexes provided the Fund's investment (including premiums and potential settlement obligations) does not exceed 5% of its net assets.

     The purchase and writing of options involves certain risks; for example, the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement, as well as (in the case of options on a stock index) exposure to an indeterminate liability. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a covered put option, it will receive a premium, but it will assume the risk of loss should the price of the underlying security fall below the exercise price. When the Fund writes a covered put option on a stock index, it will assume the risk that the price of the index will fall below the exercise price, in which case the Fund may be required to enter into a closing transaction at a loss. An analogous risk would apply if the Fund writes a call option on a stock index and the price of the index rises above the exercise price.

     K. Loans Of Portfolio Securities. The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the advisor in response to requests of broker-dealers or institutional investors which the advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be important. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

     L. Short Sales. The Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security which it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates.

     In connection with its short sales, the Fund will be required to maintain a segregated account with the Custodian of cash or high grade liquid assets equal to the market value of the securities sold less any collateral deposited with its broker. The Fund will limit its short sales so that no more than 10% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited. The Fund's policy with respect to short sales is Non-Fundamental (see Investment Limitations below), and may be changed by the Board of Trustees without the vote of the Fund's shareholders.

                                                   INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     i. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     ii. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding. The Fund will not enter into reverse repurchase agreements.

     iii. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     iv. Repurchase Agreements. The Fund will not invest more than 5% of its net assets in repurchase agreements.

     v. Illiquid Investments. The Fund will not invest more than 5% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

                                                   THE INVESTMENT ADVISOR

     The Fund's investment advisor is Spectrum Advisory Services, Inc., 1050 Crown Pointe Parkway, Suite 950, Atlanta, GA 30338 (the "Advisor"). Marc S. Heilweil, President of the Advisor, is the controlling shareholder of the Advisor.

     Under the terms of the management agreement (the "Agreement"), the Advisor manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as divided expense on securities sold short and interest), fees and expenses of the non-interested person trustees, extraordinary expenses and Rule 12b-1 expenses. As compensation for its management services and agreement to pay the Fund's expenses, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Fund. Prior to March 28, 2000 Burroughs & Hutchinson, 702 W. Idaho Street, Suite 810, Boise, Idaho 83702 was the Fund's investment advisor. For the period March 12,1998 (commencement of operations) through October 31, 1998, the fiscal year ended October 31, 1999, and the period November 1, 1999 through March 28, 2000, the Fund paid advisory fees to Burroughs & Hutchinson of $25,666, $56,824, and $15,684, respectively. For the period March 28, 2000 through October 31, 2000, the Fund paid advisory fees to the Advisor of $15,460.

     The Advisor retains the right to use the name "Spectrum" in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust's right to use the name "Spectrum" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Advisor on ninety days written notice.

     The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk.

==================================== ================ ======================================================================
Name, Age and Address                Position                        Principal Occupations During Past 5 Years
------------------------------------ ---------------- ----------------------------------------------------------------------
*Kenneth D. Trumpfheller             President,       Managing Director of Unified Fund Services, Inc., the Fund's
1793 Kingswood Drive                 Secretary and    transfer agent, fund accountant and administrator, since October
Suite 200                            Trustee          2000.  President, Treasurer and Secretary of AmeriPrime Financial
Southlake, Texas  76092                               Services, Inc., a fund administrator, (which merged with Unified
Year of Birth:  1958                                  Fund Services, Inc.) from 1994 through October 2000.  President,
                                                      Treasurer and Secretary of AmeriPrime Financial Securities, Inc.,
                                                      the Fund's distributor, from 1994 through November 2000; President and Trustee of AmeriPrime Advisors Trust and AmeriPrime Insurance
                                                      Trust.
------------------------------------ ---------------- ----------------------------------------------------------------------
*Robert A. Chopyak                   Treasurer        Assistant  Vice-President of Financial  Administration of Unified Fund
1793 Kingswood Drive                 and Chief        Services,  Inc.,  the  Fund's  transfer  agent,  fund  accountant  and
Suite 200                            Financial        administrator,  since August  2000.  Manager of  AmeriPrime  Financial
Southlake, Texas  76092              Officer          Services,  Inc.  from  February  2000 to August  2000.  Self-employed,
Year of Birth:  1968                                  performing Y2K testing,  January 1999 to January 2000.  Vice President of Fund  Accounting,  American  Data  Services,  Inc.,  a mutual  fund services company, October 1992 to December 1998.
------------------------------------ ---------------- ----------------------------------------------------------------------
Steve L. Cobb                        Trustee          President  of  Chandler  Engineering  Company,  L.L.C.,  oil  and  gas
2001 N. Indianwood Avenue                             services  company since 1997;  various  positions with Carbo Ceramics,
Broken Arrow, OK  74012                               Inc., oil field  manufacturing/supply  company, from 1984 to 1997, most
Year of Birth:  1957                                  recently Vice President of Marketing.
------------------------------------ ---------------- ----------------------------------------------------------------------
Gary E. Hippenstiel                  Trustee          Director, Vice President and Chief Investment Officer of Legacy
600 Jefferson Street                                  Trust Company since 1992; President and Director of Heritage Trust
Suite 350                                             Company from 1994-1996; Vice President and Manager of Investments of
Houston, TX  77002                                    Kanaly Trust Company from 1988 to 1992.
Year of Birth:  1947
==================================== ================ ======================================================================

     The compensation paid to the Trustees of the Trust for the Fund's fiscal year ended October 31,1999 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust is responsible for a portion of the Trustee fees.

============================== ============================== ==========================================
                                  Aggregate Compensation            Total Compensation from Trust
            Name               from Trust                       (the Trust is not in a Fund Complex)
------------------------------ ------------------------------ ------------------------------------------
Kenneth D. Trumpfheller                     $0                                   $0
------------------------------ ------------------------------ ------------------------------------------
Steve L. Cobb                            $19,250                             $19,250
------------------------------ ------------------------------ ------------------------------------------
Gary E. Hippenstiel                      $19,250                             $19,250
============================== ============================== ==========================================

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     To the extent that the Fund and another of the Advisor's clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection. For the period March 12, 1998 (commencement of operations) through October 31, 1998 and for the fiscal years ended October 31, 1999 and 2000, the Fund paid brokerage commissions of $26,124, $41,774 and $10,295, respectively.

     The Trust, the Advisor and the Fund's distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE

     The price (net asset value) of the shares of the Fund is determined as of 4:00 p.m., Eastern time on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

INVESTMENT PERFORMANCE

     The Fund may periodically advertise "average annual total return." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return (over the one and five year periods and the period from initial public offering through the end of the Fund's most recent fiscal year) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  .........              P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. For the period March 12, 1998 (commencement of operations) through October 31, 2000 and for the fiscal year ended October 31, 2000, the Fund's average annual total returns were -7.53% and 9.04%, respectively. For the period March 28, 2000 (when the Advisor began serving as advisor to the Fund) through October 31, 2000, the Fund's average annual total return was 11.48%.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Russell Midcap Index.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

CUSTODIAN

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. The Trustee and officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Advisor of $1.20 per shareholder (subject to a minimum monthly fee of $900 per Fund) for these transfer agency services.

     In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Advisor equal to 0.0275% of the Fund's assets up to $100 million, 0.0250% of the Fund's assets from $100 million to $300 million, and 0.0200% of the Fund's assets over $300 million (subject to various monthly minimum fees, the maximum being $2,000 per month for assets of $20 to $100 million). For the period March 12, 1998 (commencement of operations) through October 31, 1998 and for the fiscal years ended October 31, 1999 and 2000, Unified received $18,956, $19,314 and $9,300, respectively, from the fund's advisor on behalf of the Fund for these accounting services.

     Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Advisor equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.075% of the Fund's assets from $50 million to $100 million, and 0.050% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month). For the period March 12, 1998 (commencement of operations) through October 31, 1998 and for the fiscal years ended October 31, 1999 and 2000, Unified received $17,500, $30,000 and $22,500, respectively, from the fund's advisor on behalf of the Fund for these administrative services (prior to October 12, 2000, these fees were paid to AmeriPrime Financial Services, Inc. which merged with Unified on that date). .

ACCOUNTANTS

     The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Fund for the fiscal year ending October 31, 2001. McCurdy & Associates performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. Kenneth D. Trumpfheller, a Trustee and officer of the Trust, is a registered principal of, and may be deemed to be an affiliate of, the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.

FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Shareholders for the period ended October 31, 2000. The Trust will provide the Annual Report without charge by calling the Fund at 1-800-788-6086.